Exhibit 4.1

                  INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

     This Intercreditor Agreement (this "Agreement"), dated as of April 17, 2001, is among MERRILL LYNCH INTERNATIONAL, ACTING THROUGH ITS AGENT, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, in its capacity as "Buyer" (in such capacity, the "Repo Purchaser") under the Repo Agreement (as hereinafter defined), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, in its capacity as Trustee (in such capacity the "Note A Indenture Trustee") under that certain Indenture dated as of April 17, 2001, between CRIIMI MAE Inc. and the Note A Indenture Trustee for the benefit of the holders of the 11.75% Series A Senior Secured Notes due 2006 (the "Series A Notes"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, in its capacity as Trustee (in such capacity the "Note B Indenture Trustee", and together with the Note A Indenture Trustee, the "Indenture Trustees") under that certain Indenture dated as of April 17, 2001, between CRIIMI MAE Inc. and the Note B Indenture Trustee for the benefit of the holders of the 20% Series B Senior Secured Notes due 2007 (the "Series B Notes", and together with the Series A Notes, the "Notes"), and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, in its capacity as "Collateral Agent" (in such capacity, the "Collateral Agent") under the Security Documents (as hereinafter defined).

                                    RECITALS

     WHEREAS, on October 5, 1998, CRIIMI MAE Inc. ("CMI"), CRIIMI MAE Management, Inc. ("CMM") and CRIIMI MAE Holdings II, L.P. ("Holdings" and, together with CMI and CMM, the "Debtors") filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code").

     WHEREAS, the Debtors filed Debtors' Third Amended Joint Plan of Reorganization dated July 21, 2000 (the "July 21st Plan") and Debtors' Second Amended Joint Disclosure Statement dated August 24, 2000 (the "Disclosure Statement") with the United States Bankruptcy Court, District of Maryland, Greenbelt Division (the "Bankruptcy Court"). The Bankruptcy Court approved the adequacy of the Disclosure Statement, and thereafter the July 21st Plan and the Disclosure Statement were distributed, with the requisite ballots, to the holders of all claims and interests impaired and entitled to vote under the Plan, in order to solicit their acceptance of the Plan.

     WHEREAS, a hearing (the "Confirmation Hearing") was held before the Bankruptcy Court on November 15, 2000 (the "Confirmation Date").

     WHEREAS, the July 21st Plan was amended at the Confirmation Hearing, and the July 21st Plan as so amended (the "Plan") was confirmed by the Bankruptcy Court pursuant to its Order dated November 22, 2000 (the "Confirmation Order").

     WHEREAS, the Plan, as confirmed by the Confirmation Order, provides that Merrill Lynch Mortgage Capital Inc. ("MLMCI") and German American Capital Corporation ("GACC") are to receive, on the effective date of the Plan (the "Effective Date") (i) in immediately available funds (a) $100 million on account of the principal

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amount of their  aggregate  claims  against  CMI,  and (b) any  accrued and unpaid interest (calculated at the contract non-default rate) owing to MLMCI and GACC in respect of such claims as of the date immediately preceding the Effective Date (the aggregate of all such principal claims of MLMCI and GACC against CMI and all such accrued and unpaid interest owing in respect of such principal claims as of the date immediately preceding the Effective Date is hereinafter referred to as the "MLMCI/GACC Claim"), (ii) any reasonable legal fees and expenses (not to exceed $500,000) incurred by MLMCI and GACC in connection with the drafting, negotiating and finalizing of the Repo Documents (as hereinafter defined) and (iii) new obligations under the Repo Documents in an original amount equal to the amount by which (a) the aggregate outstanding principal amount of the indebtedness owed by CMI to MLMCI and GACC, as of the Effective Date, exceeds (b) $100 million.

     WHEREAS, as of the Effective Date, MLMCI and GACC have, directly or indirectly, transferred, conveyed and assigned all of their respective right, title and interest in and to the MLMCI/GACC Claim, to the extent not previously paid by CMI to MLMCI and/or GACC (the "Remaining MLMCI/GACC Claim") to the Repo Purchaser, and the Repo Purchaser has assigned the Remaining MLMCI/GACC Claim to CMI as consideration for the purchase by the Repo Purchaser of the CBO REIT Stock Collateral pursuant to the terms and conditions of the Repo Agreement (as hereinafter defined).

     WHEREAS, the Plan, as confirmed by the Confirmation Order, provides that the Class A9 and Class A10 (as defined in the Plan) unsecured creditors of CMI ("Unsecured Creditors"), on account of both old senior note claims and general Class A10 unsecured claims, are to receive on the Effective Date $75 million in immediately available funds on account of all allowed claims in the Class A10 Convenience Class (as provided in the Plan) and in reduction, pari passu, of the allowed claims of the remaining Unsecured Creditors against CMI, which allowed claims shall include prepetition and postpetition interest as set forth in the Plan. The remaining balance owing to the Unsecured Creditors is referred to as "New Debt". The New Debt is represented by the Series A Notes, in the aggregate amount of $105 million, and the Series B Notes, in the aggregate amount of the balance of the New Debt. The principal amount of the New Debt represented by the Notes may change from time to time as provided for in the Notes and the Note A Indenture and the Note B Indenture.

     WHEREAS, pursuant to the Plan, as confirmed by the Confirmation Order;

     (i) CMI has formed a limited purpose, bankruptcy remote captive REIT ("CBO REIT").

     (ii) (a) CMI has confirmed or is confirming the existing first-priority security interests of MLMCI and GACC in the Current CBO-2 Collateral (as hereinafter defined) and the Proceeds (as hereinafter defined) thereof, and MLMCI and GACC have assigned or are assigning such first-priority security interests to the Repo Purchaser to secure the Repo Obligations (as hereinafter defined), and (b) CMI has granted or is granting the Repo Purchaser a first-priority security interest in the Collection Account (as hereinafter defined) as additional collateral security for the Repo Obligations.

     (iii) (a) CMI has granted or is granting the Note A Indenture Trustee a second-priority security interest, and the Note B Indenture Trustee a third-priority security interest, in the Current CBO-2 Collateral and the Proceeds thereof, and (b) CMI has granted or is granting the Note A Indenture Trustee a second priority security interest and the Note B Indenture Trustee a third-priority security interest in the Collection Account, as additional collateral security for the Series A Notes and the Series B Notes, respectively.

     (iv) CMI has contributed or is contributing the Current CBO-2 Collateral to CBO REIT subject to the first-priority security interest in favor of the Repo Purchaser, the second-priority security interest in favor of the Note A Indenture Trustee and the third-priority security interest in favor of the Note B Indenture Trustee in the Current CBO-2 Collateral and the Proceeds thereof, whether or not such Proceeds are held in the Collection Account.

     (v) CMI (a) has granted or is granting the Repo Purchaser a first-priority security interest in all of the issued and outstanding capital stock of CMBS Corp. (collectively, the "CMBS Corp. Stock"), and the Proceeds thereof, whether or not such Proceeds are held in the Collection Account, as additional collateral security for the Repo Obligations, and (b) has granted or is granting the Note A Indenture Trustee a second-priority security interest, and the Note B Indenture Trustee a third-priority security interest, in the CMBS Corp. Stock and the Proceeds thereof, whether or not such Proceeds are held in the Collection Account, as additional collateral security for the Series A Notes and the Series B Notes, respectively.

     (vi) CMI has contributed or is contributing the CMBS Corp. Stock to CBO REIT, subject to the first-priority security interest in favor of the Repo Purchaser, the second-priority security interest in favor of the Note A Indenture Trustee and the third-priority security interest in favor of the Note B Indenture Trustee in the CMBS Corp. Stock and the Proceeds thereof, whether or not such Proceeds are held in the Collection Account. From and after the date of such transfer CMBS Corp. shall be a direct wholly-owned subsidiary of CBO REIT.

     (vii) CMI (a) has granted or is granting the Note A Indenture Trustee a first-priority security interest, and the Note B Indenture Trustee a second-priority security interest, in the Nomura Bond (as hereinafter defined) and the Proceeds thereof, whether or not such Proceeds are held in the New Note Collection Account (as hereinafter defined), as additional collateral security for the Series A Notes and the Series B Notes, respectively, and (b) has granted or is granting the Repo Purchaser a third-priority security interest in the Nomura Bond and the Proceeds thereof, whether or not such Proceeds are held in the New Note Collection Account, as additional collateral security for the Repo Obligations.

     (viii) CMI has contributed or is contributing the Nomura Bond to CBO REIT, subject to the first-priority security interest in favor of the Note A Indenture Trustee, the second-priority security interest in favor of the Note B Indenture Trustee, and the third-priority security interest in favor of the Repo Purchaser in the Nomura Bond

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and the Proceeds thereof,  whether or not such Proceeds are held in the New
Note Collection Account.

     (ix) CMI (a) has granted or is granting the Note A Indenture Trustee a first-priority security interest and the Note B Indenture Trustee a second-priority security interest, in all of the issued and outstanding capital stock of QRS 1 (collectively, the "QRS 1 Stock"), and the Proceeds thereof, whether or not such Proceeds are held in the New Note Collection Account, as additional collateral security for the Series A Notes and the Series B Notes, respectively, and (b) has granted or is granting the Repo Purchaser a third-priority security interest in the QRS 1 Stock and the Proceeds thereof, whether or not such Proceeds are held in the New Note Collection Account, as additional collateral security for the Repo Obligations.

     (x) CMI has contributed or is contributing all of the QRS 1 Stock to CBO REIT, subject to the first-priority security interest in favor of the Note A Indenture Trustee, the second-priority security interest in favor of the Note B Indenture Trustee, and the third-priority security interest in favor of the Repo Purchaser in the QRS 1 Stock and the Proceeds thereof, whether or not such Proceeds are held in the New Note Collection Account. From and after the date of such transfer, QRS 1 shall be a direct wholly-owned subsidiary of CBO REIT.

     (xi) (a) CMI has granted or is granting the Note A Indenture Trustee a first-priority security interest, and the Note B Indenture Trustee a second-priority security interest, in the New Note Collection Account, as additional collateral security for the Series A Notes and the Series B Notes, respectively, and (b) CMI has granted or is granting the Repo Purchaser a third-priority security interest in the New Note Collection Account, as additional collateral security for the Repo Obligations.

     (xii)  CMI has  granted  or is  granting  the Note A  Indenture  Trustee  a first-priority security interest and the Note B Indenture Trustee a second-priority security interest in all of the issued and outstanding capital stock of CBO REIT held by CMI (collectively the "CBO REIT Stock Collateral") and the Proceeds thereof, (which will be deemed to include any amounts paid or payable by the Repo Purchaser to CMI pursuant to the Repo Agreement), as additional collateral security for the Series A Notes and the Series B Notes, respectively.

     (xiii) Pursuant to the Repo Agreement, CMI has sold or is selling all of the CBO REIT Stock Collateral to the Repo Purchaser, subject to the security interests in favor of the Note A Indenture Trustee and the Note B Indenture Trustee, respectively. The consummation of such sale has occurred or will occur immediately subsequent to the completion of the transfers described in Sections
(iv),(vi),(viii) and (x) above.

     (xiv) The Repo Agreement entitles and obligates CMI to repurchase the CBO REIT Stock Collateral from the Repo Purchaser at the "Repurchase Price" specified in the Repo Agreement (the "Repurchase Price") and otherwise upon and subject to the terms and conditions specified in the Repo Agreement (including a customary "backstop security interest" provision).

     (xv) CBO REIT has reaffirmed or is reaffirming the security interests granted by CMI in each of the Current CBO-2 Collateral and the CMBS Corp. Stock, and the respective Proceeds thereof, whether or not held in the Collection Account.

     (xvi) CBO REIT has reaffirmed or is reaffirming the security interests granted by CMI in each of the Nomura Bond and the QRS 1 Stock, and the respective Proceeds thereof, whether or not held in the New Note Collection Account.

     WHEREAS, the parties are willing to accept and permit the respective liens and security interests, and the transactions contemplated by the Repo Agreement, as set forth above, and the relative priorities noted with respect thereto, in order to effectuate the terms and conditions of the Plan, subject to the parties' agreements regarding such liens, security interests and priorities and the respective rights and remedies of the parties in connection with the CBO-2 Collateral (as hereinafter defined), the CBO REIT Stock Collateral and the CBO-1/Nomura Collateral (as hereinafter defined), all as more specifically set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     The parties agree that the following capitalized terms used in this Agreement without definition shall have the respective meanings assigned to such terms below:

     (a) Accounts: The Collection Account and the New Note Collection Account, collectively.

     (b) Arm's-Length Sale: Any sale of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, in a bona fide, arm's-length transaction to a third party buyer not affiliated with the Debtors or the Repo Purchaser.

     (c)  Bid  Packages:   As  defined  in  Article  VI,   Section  (e)  hereof.

     (d) Business Day: Any day other than a Saturday, a Sunday, or a day when the New York Stock Exchange is closed.

     (e)  CBO  REIT  Stock  Collateral:  As  defined  in the  Recitals  to  this
Agreement.

     (f) CBO REIT Stock Collateral  Proceeds:  As defined in Article VI, Section
(c)(i) hereof.

     (g) CBO-1/Nomura Collateral: Collectively, the Nomura Bond and the QRS 1 Stock.

     (h)  CBO-1/Nomura  Collateral  Proceeds:  As defined in Article VI, Section
(c)(iv)(A) hereof.

     (i) CBO-2 Collateral: Collectively, the Current CBO-2 Collateral and the CMBS Corp. Stock.

     (j) CBO-2  Collateral  Proceeds:  As defined in Article VI, Section (c)(iv)
(A) hereof.

     (k) CBO-2 Sale  Proceeds:  As defined in Article VI, Section (b)(i) hereof.

     (l) CMBS Appraiser: As defined in Article VI, Section (c)(iv)(B)(2) hereof.

     (m) CMBS Corp.: CRIIMI MAE CMBS Corp., the Delaware corporation that owns the Incremental CBO-2 Collateral.

     (n) CMBS  Corp.  Stock:  As  defined  in the  Recitals  to this  Agreement.

     (o)  Collateral   Account:   As  defined  in  Article  III,   Section  (d).

     (p) Collateral Agent: Merrill Lynch, Pierce, Fenner & Smith Incorporated, as collateral agent for the benefit of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee.

     (q) Collection Account: A deposit account in the name of CMI and pledged to and under the sole dominion and control of the Collateral Agent for the benefit of the Repo Purchaser, the Note A Indenture Trustee, and the Note B Indenture Trustee, as their respective interests may appear, as set forth herein and in the Repo Agreement, the Note A Indenture, the Note B Indenture and the Security Agreement.

     (r) Combined Collateral: Collectively, the CBO-2 Collateral and the CBO-1/Nomura Collateral.

     (s) Combined Collateral Proceeds: As defined in Article VI, Section (c)(i) hereof.

     (t) Current CBO-2 Collateral: Collectively, CMM 1998-C1, Bond Classes D1, D2, E, F, G, H1, H2 and J.

     (u) Debtors: As defined in the Recitals to this Agreement.

     (v) Deemed Sale: Any sale of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, to the Repo Purchaser, MLMCI, GACC, the Indenture Trustees (except to the extent either or both of the Indenture Trustees elect not to participate in the Deemed Sale of the CBO-2 Collateral pursuant to Article VII, Section (b)(ii)(A) hereof) or any of their respective affiliates, as acquirors thereof, by and through a Deemed Sale Entity.

     (w) Deemed Sale  Collateral:  As defined in Article VI, Section (d) hereof.

     (x) Deemed Sale Entity: Either (x) a securities account with the Collateral Agent held for the benefit of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee, or (y) at the election of the Repo Purchaser, a real estate investment trust, limited liability company, partnership, corporation or other legal entity formed by the Repo Purchaser and reasonably satisfactory to the Note A Indenture Trustee and the Note B Indenture Trustee in which each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee holds a beneficial interest (in either case subject to the election of either or both of the Indenture Trustees not to participate in the Deemed Sale of the CBO-2 Collateral pursuant to Article VII, Section (b)(ii)(A) hereof) to take title to and possession of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, in connection with any Deemed Sale of any of such assets, in any such case in a manner consistent with the respective rights and obligations of such parties relative to such assets as set forth in this Agreement.

     (y) Deemed Sale Period: The period commencing upon the date of the Deemed Sale of any of the CBO-2 Collateral, the Combined Collateral and the CBO REIT Stock Collateral, as applicable, and terminating upon the date of completion of the Arm's Length Sale of such assets, as provided for in this Agreement.

     (z) Disposition Default: As defined in the first paragraph of Article VI hereof.

     (aa) Disqualified  CMBS Institution:  As defined in Article VI, Section (c)
(iv)(B)(1) hereof.

     (bb) Distributions: All periodic payments, dividends and cash distributions made on account of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable.

     (cc) Excluded RP Actions: Any of the following actions taken, or proposed or attempted to be taken, by the Repo Purchaser (or by the Collateral Agent acting on behalf or for the benefit of the Repo Purchaser): (x) the exercise, or attempted exercise, of any right or remedy available to the Repo Purchaser (or to the Collateral Agent acting on behalf or for the benefit of the Repo Purchaser) with respect to its realization on the CBO-2 Collateral, the Combined Collateral, the CBO REIT Stock Collateral or the Accounts under the Repo Agreement, under any Security Document, at law or in equity, upon the occurrence of a default or event of default under the Repo Agreement or any Security Document, including, without limitation, any acceleration of the Repurchase Date (as defined in the Repo Agreement), or the commencement of any judicial action or proceeding, or the disposition of or other realization upon all or any portion of the CBO-2 Collateral, the Combined Collateral, the CBO REIT Stock Collateral or the Accounts (whether by foreclosure, Arm's Length Sale, Deemed Sale or otherwise); (y) any Arm's Length Sale or other disposition of all or any portion of the Deemed Sale Collateral by the Repo Purchaser (or the Collateral Agent acting on behalf or for the benefit of the Repo Purchaser) or the Deemed Sale Entity, as applicable, at any time following the acquisition of the Deemed Sale Collateral by the Repo Purchaser (or the Collateral Agent acting on behalf or for the benefit of the Repo Purchaser) or the Deemed Sale Entity, as the case may be; and (z) any action (whether taken prior or subsequent to the occurrence of a default or event of default under the Repo Agreement or under any Security Document) necessary or appropriate for preserving, protecting or confirming the Repo Purchaser's title to the CBO REIT Stock Collateral, or the attachment, perfection or priority of the Collateral Agent's security interest in all or any portion of the Combined Collateral, the CBO REIT Stock Collateral or the Accounts.

     (dd) Excluded RP Remedies: (a) The accrual of the Price Differential (as defined in the Repo Agreement, as in effect on the date hereof and without giving effect to any subsequent amendments) on the Repo Obligations at the "default rate" provided for in the Repo Agreement, (b) the exercise by the Repo Purchaser of the right to effect or resume the "cash sweep" provided for in the Repo Agreement following a monetary default, as provided therein, (c) the exercise by the Repo Purchaser of voting rights with respect to the CBO REIT Stock Collateral or any other voting securities pledged as collateral security for the Repo Obligations, and (d) the exercise by the Repo Purchaser of the right to appoint and give direction to the Special Servicer incident to any pool of securities.

     (ee) Foreclosure Agreement: As defined in the first paragraph of Article VII hereof.

     (ff) Incremental CBO-2 Collateral: Collectively, CMM 1998-C1, Owner Trust Certificate and Classes A and R.

     (gg) Indenture Trustees' Proceeds Statement: As defined in Article VI, Section (c)(iv)(A) hereof.

     (hh) IT Security Instruments: Collectively, the pledges and other instruments pursuant to which CMI and CBO REIT grant and reaffirm the respective security interests of the Note A Indenture Trustee and the Note B Indenture Trustee in the Combined Collateral and the CBO REIT Stock Collateral, as collateral security for the Series A Notes and the Series B Notes.

     (ii) Minimum CBO-1/Nomura Collateral Value: As defined in Article VI, Section (d)(ii) hereof.

     (jj) Miscellaneous Collateral: Collectively, the Aim Fund Proceeds, the Insured Mortgage Proceeds, the Interest Strip Certificates, the Mezzanine Notes and the Mezzanine Notes Collateral, the Partnership Interests and the Collateral Account, each as defined in the Miscellaneous Collateral Security Agreement.

     (kk) Miscellaneous Collateral Agent: As defined in Article III, Section (d) hereof.

     (ll) Miscellaneous Collateral Security Agreement: As defined in Article II, Section (d) hereof.

     (mm)  MLMCI/GACC  Claim:  As defined  in the  Recitals  to this  Agreement.

     (nn) Net Sale Proceeds: With respect to any Arm's Length Sale of the CBO-2 Collateral, an amount equal to (x) the gross sales proceeds received by the Repo Purchaser in respect of such Arm's Length Sale, minus (y) the amount owed to the Repo Purchaser under the Repo Agreement and the RP Security Instruments, and minus (z) the actual costs of sale in respect of such Arm's-Length Sale.

     (oo) Net Worth  Certification:  As defined in  Article V,  Section  (d)(y).

     (pp) New CBO-1 Collateral: Collectively, CMM 1996-C1, Bond Class F and Owner Trust Certificate Classes P, R and XS.

     (qq)  New  Debt:   As  defined   in  the   Recitals   to  this   Agreement.

     (rr) New Note Collection Account: A deposit account in the name of CMI pledged to and under the dominion and control of the Collateral Agent for the benefit of the Note A Indenture Trustee, the Note B Indenture Trustee and the Repo Purchaser, as their interests may appear, as set forth herein and in the Note A Indenture, the Note B Indenture, the Repo Agreement and the Security Agreement.

     (ss) Nomura Bond: Nomura Asset Securities Corporation Commercial Mortgage Pass Through Certificates Series 1998-D6, Class - B7, Cusip No. - 655356JV6 in the original face amount of $46,532,578.00.

     (tt) Note A Indenture: That certain Indenture dated as of the date hereof, by and between CMI and the Note A Indenture Trustee for the benefit of the holders of the Series A Notes.

     (uu) Note B Indenture: That certain Indenture dated as of the date hereof, by and between CMI and the Note B Indenture Trustee for the benefit of the holders of the Series B Notes.

     (vv) Note A Indenture Trustee: Wells Fargo Bank Minnesota, National Association, or any successor thereto, in its capacity as Trustee for the holders of the Series A Notes under the Note A Indenture.

     (ww) Note B Indenture Trustee: Wells Fargo Bank Minnesota, National Association, or any successor thereto, in its capacity as Trustee for the holders of the Series B Notes under the Note B Indenture.

     (xx) Noteholders: Collectively, the holders of the Series A Notes and the holders of the Series B Notes.

     (yy)  Notes:  Collectively,  the  Series  A Notes  and the  Series B Notes.

     (zz)  Permitted  Refinancing:  As defined in Article V, Section (d) hereof.

     (aaa) Person: Any individual, corporation, partnership, limited liability company, trust, joint venture, unincorporated association or other enterprise or any government or agency, instrumentality or political subdivision thereof.

     (bbb) Potential Purchaser: As defined in Article VI, Section (d)(i) hereof.

     (ccc) Proceeds: As defined in the Security Agreement.

     (ddd) QRS 1: CRIIMI MAE QRS 1, Inc., the Delaware corporation that owns the New CBO-1 Collateral.

     (eee)  QRS  1  Stock:  As  defined  in  the  Recitals  to  this  Agreement.

     (fff) Qualified CMBS Institution: As defined in Article VI, Section (c)(iv)
(B)(1) hereof.

     (ggg) Remaining MLMCI/GACC Claim: As defined in the Recitals to this Agreement.

     (hhh) Repo Agreement: The "master repurchase agreement" (together with all applicable annexes thereto) dated as of the date hereof, between CMI, as seller, and the Repo Purchaser, as buyer.

     (iii)   Repo    Disposition:    As   defined   in   Article   VII   hereof.

     (jjj) Repo Documents: Collectively, the Repo Agreement and the RP Security Instruments.

     (kkk) Repo Obligations: Collectively, (i) the obligation of CMI under the Repo Agreement to pay the Repurchase Price in the amount and at the time or times specified under the Repo Agreement, (ii) all other obligations to be paid or performed by CMI under the Repo Agreement, and (iii) all obligations required to be paid or performed by the pledgor(s) under the RP Security Agreements.

     (lll) Repo Purchaser's Proceeds Statement: As defined in Article VI, Section (c)(iv)(A) hereof.

     (mmm)  Repurchase  Price:  As defined in the  Recitals  to this  Agreement.

     (nnn) RP Security Instruments: Collectively, the pledge agreements and other instruments pursuant to which CMI and CBO REIT grant and reaffirm the security interests of the Repo Purchaser in the Combined Collateral, as collateral security for the Repo Obligations.

     (ooo) Security Agreement: That certain Security and Pledge Agreement dated as of the date hereof, by CMI in favor of the Collateral Agent for the benefit of the Repo Purchaser, the Note A Indenture Trustee for the benefit of the holders of the Series A Notes and the Note B Indenture Trustee for the benefit of the holders of the Series B Notes, as their respective interests may appear. For purposes of this Agreement, the Security Agreement shall constitute both an "IT Security Instrument" and an "RP Security Instrument".

     (ppp) Security Documents: Collectively, the IT Security Instruments and the RP Security Instruments.

     (qqq) Series A Notes: The 11.75% Series A Senior Secured Notes due 2006 issued under the Note A Indenture.

     (rrr) Series B Notes: The 20% Series B Senior Secured Notes due 2007 issued under the Note B Indenture.

     (sss) Shared Collateral: As defined in Article VI, Section (c)(ii)(B) hereof.

     (ttt) Special  Servicer:  As defined in Article  VIII,  Section (a) hereof.

     (uuu) Special Servicing Rights: As defined in Article VIII, Section (a) hereof.

     (vvv)  Term  Sheet:  As  defined  in Article  VI,  Section  (d)(i)  hereof.

     (www) Term Sheet Response: As defined in Article VI, Section (d)(i) hereof.


                                   ARTICLE II

                        RECOGNITION OF SECURITY INTERESTS

     Each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee hereby recognizes and acknowledges the validity, perfection, priority and enforceability of the respective liens, security interests, encumbrances and claims granted to the Repo Purchaser and/or the Note A Indenture Trustee and/or the Note B Indenture Trustee (or to the Collateral Agent for the benefit of one or more of such parties) pursuant to the Security Agreement and all filings executed or entered into in connection therewith. Each of the Repo Purchaser, the Note A Indenture Trustee and the

Note B Indenture Trustee agrees that it will not at any time directly or indirectly contest in any forum the validity, perfection, priority or enforceability of any lien, security interest, encumbrance or claim granted to any other of such parties (or to the Collateral Agent for the benefit of any other of such parties) in or on the assets of the Debtors, including, without limitation, the CBO-2 Collateral, the CBO-1/Nomura Collateral and the CBO REIT Stock Collateral and the Proceeds of each of the foregoing, and each of such parties hereby agrees not to hinder any other of such parties or take a position adverse to any other of such parties in the defense of any action contesting the validity, perfection, priority or enforceability of any such liens, security interests, encumbrances or claims. Each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee further agrees that the provisions of this Agreement shall remain in full force and effect notwithstanding a successful challenge to the validity, perfection, priority or enforceability of all or any of the obligations of CMI owing to MLMCI, GACC, the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee, or any of the holders of the Series A Notes or the Series B Notes on account of the Repo Obligations or the New Debt or the liens and security interests securing same.

                                   ARTICLE III

                                  SUBORDINATION

     (a) Irrespective of the time, order or method of attachment or perfection of security interests or the time or order of filing or recording of financing statements or other liens, mortgages or security interests, and irrespective of anything in any filing or agreement (other than this Agreement) to which the Collateral Agent, the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee may now or hereafter be a party, or any provision of law to the contrary, any liens or security interests in favor of the Repo Purchaser (or in favor of the Collateral Agent, for the benefit of the Repo Purchaser) in any of (i) the Current CBO-2 Collateral and all Proceeds thereof, (ii) the CMBS Corp. Stock and all Proceeds thereof, and (iii) the Collection Account have and shall have priority to the extent of the Repo Obligations from time to time outstanding over any liens or security interests in favor of the Note A Indenture Trustee or the Note B Indenture Trustee (or in favor of the Collateral Agent for the benefit of the Note A Indenture Trustee or the Note B Indenture Trustee) in any or all of such Current CBO-2 Collateral and all Proceeds thereof, the CMBS Corp. Stock and all Proceeds thereof, and the Collection
Account. That is, the liens or security interests in favor of the Note A Indenture Trustee and the Note B Indenture Trustee (or in favor of the Collateral Agent for the benefit of the Note A Indenture Trustee and the Note B Indenture Trustee) in any and all of the Current CBO-2 Collateral and all Proceeds thereof, the CMBS Corp Stock and all Proceeds thereof, and the Collection Account, are and shall be subject and expressly subordinate in all respects to such liens or security interests in favor of the Repo Purchaser (or in favor of the Collateral Agent for the benefit of the Repo Purchaser) in any and all of the Current CBO-2 Collateral and all Proceeds thereof, the CMBS Corp. Stock and all Proceeds thereof, and the Collection Account.

     (b) Irrespective of the time, order or method of attachment or perfection of security interests or the time or order of filing or recording of financing statements or other liens, mortgages or security interests, and irrespective of anything in any filing or agreement (other than this Agreement) to which the Collateral Agent, the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee may now or hereafter be a party, or any provision of law to the contrary, any liens or security interests in favor of the Note A Indenture Trustee or the Note B Indenture Trustee (or in favor of the Collateral Agent for the benefit of the Note A Indenture Trustee or the Note B Indenture Trustee) in any of (i) the Nomura Bond and all Proceeds thereof, (ii) the QRS 1 Stock and all Proceeds thereof, and (iii) the New Note Collection Account have and shall have priority to the extent of the aggregate amounts from time to time owing under the Note A Indenture and the Note B Indenture over any liens or security interests in favor of the Repo Purchaser (or in favor of the Collateral Agent for the benefit of the Repo Purchaser) in any or all of the Nomura Bond and all Proceeds thereof, the QRS 1 Stock and all Proceeds thereof, and the New Note Collection Account. That is, the liens and security interests in favor of the Repo Purchaser (or in favor of the Collateral Agent for the benefit of the Repo Purchaser) in any and all of the Nomura Bond and all Proceeds thereof, the QRS 1 Stock and all Proceeds thereof, and the New Note Collection Account, are and shall be subject and expressly subordinate in all respects to such liens and security interests in favor of the Note A Indenture Trustee and the Note B Indenture Trustee (or in favor of the Collateral Agent for the benefit of the Note A Indenture Trustee and the Note B Indenture Trustee) in any and all of the Nomura Bond and all Proceeds thereof, the QRS 1 Stock and all Proceeds thereof and the New Note Collection Account.

     (c) Irrespective of the time, order or method of attachment or perfection of security interests or the time or order of filing or recording of financing statements or other liens, mortgages or security interests, and irrespective of anything in any filing or agreement (other than this Agreement) to which the Collateral Agent, the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee may now or hereafter be a party, or any provision of law to the contrary:

     (i) the ownership interest of the Repo Purchaser in the CBO REIT Stock Collateral acquired pursuant to the Repo Agreement and any liens or security interests (including any "backstop security interest") in favor of the Repo Purchaser (or in favor of the Collateral Agent for the benefit of the Repo Purchaser) in the CBO REIT Stock Collateral and all Proceeds thereof do not and shall not have priority, except as otherwise expressly provided in subparagraph
(c) (iii) below, over any liens or security interests in favor of the Note A Indenture Trustee or the Note B Indenture Trustee (or in favor of the Collateral Agent for the benefit of the Note A Indenture Trustee or the Note B Indenture Trustee) in the CBO REIT Stock Collateral and all Proceeds thereof, nor shall any of the liens or security interests in favor of the Note A Indenture Trustee or the Note B Indenture Trustee (or in favor of the Collateral Agent for the benefit of the Note A Indenture Trustee or the Note B Indenture Trustee) in the CBO REIT Stock Collateral and all Proceeds thereof be subject to or subordinate in any respect, except as otherwise expressly provided in subparagraph (c)(iii) below, to such ownership interest of the Repo Purchaser in the CBO REIT Stock Collateral or to any of such liens or security interests in favor of the Repo Purchaser (or in favor of the Collateral Agent for the benefit of the Repo Purchaser) in the CBO REIT Stock Collateral and all Proceeds thereof;

     (ii) the liens and security interests in favor of the Note A Indenture Trustee or the Note B Indenture Trustee (or in favor of the Collateral Agent for the benefit of the Note A Indenture Trustee or the Note B Indenture Trustee) in the CBO REIT Stock Collateral and all Proceeds thereof do not and shall not have priority, except as otherwise expressly provided in subparagraph (c)(iii) below, over the ownership interest of the Repo Purchaser in the CBO REIT Stock
Collateral acquired pursuant to the Repo Agreement or any liens or security interests (including any "backstop security interest") in favor of the Repo Purchaser (or in favor of the Collateral Agent for the benefit of the Repo Purchaser) in the CBO REIT Stock Collateral and all Proceeds thereof, nor shall such ownership interest of the Repo Purchaser in the CBO REIT Stock Collateral or any of such liens or security interests in favor of the Repo Purchaser (or in favor of the Collateral Agent for the benefit of the Repo Purchaser) in the CBO REIT Stock Collateral and all Proceeds thereof be subject or subordinate in any respect, except as otherwise expressly provided in subparagraph (c)(iii) below, to any of the liens or security interests in favor of the Note A Indenture Trustee or the Note B Indenture Trustee (or in favor of the Collateral Agent for the benefit of the Note A Indenture Trustee or the Note B Indenture Trustee) in the CBO REIT Stock Collateral and all Proceeds thereof; and

     (iii) notwithstanding anything in subparagraph (c)(i) or (c)(ii) to the contrary, (A) the liens and security interests in favor of the Note A Indenture Trustee and the Note B Indenture Trustee (or in favor of the Collateral Agent for the benefit of the Note A Indenture Trustee or the Note B Indenture Trustee) in the Proceeds of the CBO REIT Stock Collateral shall be subject and subordinate in all respects to the ownership interest of the Repo Purchaser in such Proceeds, and the liens and security interests (including any "backstop security interest") in favor of the Repo Purchaser (or in favor of the Collateral Agent for the benefit of the Repo Purchaser) in such Proceeds, to the extent (but only to the extent) of Proceeds of the CBO REIT Stock Collateral attributable to the Current CBO-2 Collateral and, the CMBS Corp. Stock owned by CBO REIT and the assets owned by CMBS Corp., and (B) the ownership interest of the Repo Purchaser in the Proceeds of the CBO REIT Stock Collateral, and the liens and security interests (including any "backstop security interest") in favor of the Repo Purchaser (or in favor of the Collateral Agent for the benefit of the Repo Purchaser) in such Proceeds, shall be subject and subordinate in all respects to the liens and security interests in favor of the Note A Indenture Trustee or the Note B Indenture Trustee (or in favor of the Collateral Agent for the benefit of the Note A Indenture Trustee or the Note B Indenture Trustee) in such Proceeds, to the extent (but only to the extent) of Proceeds of the CBO REIT Stock Collateral attributable to the CBO-1/Nomura Collateral owned by CBO REIT (including the assets owned by QRS 1).

     (d) Notwithstanding anything in this Agreement, the Security Agreement, that certain Security, Pledge and Collateral Assignment Agreement dated as of even date herewith among CMI, CMM and CM Mallers Building Inc., Wells Fargo Bank Minnesota, National Association, as collateral agent (in such capacity the "Miscellaneous Collateral Agent") on behalf of the Indenture Trustees (the "Miscellaneous Collateral Security Agreement"), the IT Security Instruments or otherwise to the contrary, any liens or security interests granted by the Security Agreement, the Miscellaneous Collateral

Security Agreement, the IT Security Instruments or otherwise in favor of the Note A Indenture Trustee (or in favor of the Collateral Agent or the Miscellaneous Collateral Agent for the benefit of the Note A Indenture Trustee) in any of (i) the Current CBO-2 Collateral and all Proceeds thereof, (ii) the CMBS Corp. Stock and all Proceeds thereof, (iii) the CBO REIT Stock Collateral and all Proceeds thereof, (iv) the Nomura Bond and all Proceeds thereof, (v) the QRS 1 Stock and all Proceeds thereof, (vi) the Miscellaneous Collateral and all Proceeds thereof, (vii) the Collection Account, (viii) the New Note Collection Account and (ix) the "Collateral Account" (as defined in the Miscellaneous Collateral Security Agreement) have and shall have, irrespective of the time, order or method of attachment or perfection of security interests or the time or order of filing or recording of financing statements or other liens, mortgages or security interests, and irrespective of anything in any filing or agreement (other than this Agreement) to which the Collateral Agent, the Note A Indenture Trustee or the Note B Indenture Trustee may now or hereafter be a party, or any provision of law to the contrary, priority to the extent of the aggregate outstanding obligations under the Note A Indenture from time to time outstanding over any liens or security interests in favor of the Note B Indenture Trustee (or in favor of the Collateral Agent or the Miscellaneous Collateral Agent for the benefit of the Note B Indenture Trustee) in any or all of the Current CBO-2 Collateral, the CMBS Corp. Stock, the CBO REIT Stock Collateral, the Nomura Bond, the QRS 1 Stock, the Miscellaneous Collateral and all Proceeds of the foregoing, and the Collection Account, the New Note Collection Account and the Collateral Account. That is, the liens and security interests in favor of the Note B Indenture Trustee (or in favor of the Collateral Agent or the Miscellaneous Collateral Agent for the benefit of the Note B Indenture Trustee) in any and all of the Current CBO-2 Collateral, the CMBS Corp. Stock, the CBO REIT Stock Collateral, the Nomura Bond, the QRS 1 Stock, the Miscellaneous Collateral and all Proceeds thereof, and the Collection Account, the New Note Collection Account and the Collateral Account, are and shall be subject and expressly subordinate in all respects to such liens and security interests in favor of the Note A Indenture Trustee (or in favor of the Collateral Agent or the Miscellaneous Collateral Agent for the benefit of the Note A Indenture Trustee) in any and all of the Current CBO-2 Collateral, the CMBS Corp. Stock, the CBO REIT Stock Collateral, the Nomura Bond, the QRS 1 Stock, the Miscellaneous Collateral and all Proceeds of the foregoing, and the Collection Account, the New Note Collection Account and the Collateral Account. In addition to the subordination of liens and security interests in favor of the Note A Indenture Trustee (or in favor of the Collateral Agent or the Miscellaneous Collateral Agent for the benefit of the Note A Indenture Trustee) as hereinabove provided for, the Note B Indenture Trustee and all holders of any Series B Notes shall be prohibited from receiving and disbursing any Proceeds realized from any assets encumbered by any such lien rights or security interests until the aggregate amounts owing under the Note A Indenture have been paid in full and an event of default under the Note B Indenture or the IT Security Instruments has occurred.

     (e) Except as otherwise specifically provided for in Article VI below, and not withstanding anything appearing to the contrary in any of the Recitals to this Agreement, the respective rights (either directly or through the Collateral Agent) of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee, as lienholders, repo purchaser or otherwise, to receive any Proceeds of the CBO-2

Collateral, the Combined Collateral and the CBO REIT Stock Collateral shall be only in accordance with Sections (a), (b), (c) and (d) of this Article III.

                                   ARTICLE IV

                              THE COLLATERAL AGENT

     (a) Appointment, Powers and Immunities. Each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee hereby irrevocably appoints and authorizes Merrill Lynch, Pierce, Fenner & Smith Incorporated to act as Collateral Agent hereunder and under the Security Documents (and each subsequent holder of any of the Repo Obligations or any successor trustee under the Note A Indenture and the Note B Indenture, by its acceptance thereof, so appoints and authorizes Merrill Lynch, Pierce, Fenner & Smith Incorporated) with such powers as are specifically delegated to the Collateral Agent by the terms of this Agreement and the Security Documents, together with such other powers as are incidental thereto. The Collateral Agent (which term as used in this Agreement shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents): (i) shall have no duties or responsibilities except those expressly set forth in this Agreement and the Security Documents, and shall not by reason of the transactions contemplated by this Agreement or any of the Security Documents be a trustee or fiduciary for either the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee or any Noteholder or beneficial holder of any of the Repo Obligations ;
(ii) shall not be responsible to either the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee or any Noteholder or beneficial holder of any of the Repo Obligations for any recitals, statements, representations or warranties (other than any thereof expressly made by the Collateral Agent or any officer thereof) contained in this Agreement or in any of the Security Documents or in any certificate or other document received by any of them under this Agreement or any of the Security Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the Security Documents or for any failure by the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee or any other Person to perform any of its obligations hereunder or thereunder; and (iii) shall not be responsible to the Repo Purchaser, the Note A Indenture Trustee, the Note B
Indenture Trustee, any Noteholder or any beneficial holder of the Repo Obligations for any action taken or omitted to be taken by it hereunder or under any of the Security Documents, except for its own gross negligence or willful misconduct. The Collateral Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Collateral Agent may deem and treat the Note A Indenture Trustee and the Note B Indenture Trustee as acting on behalf and for the benefit of the holders of the Series A Notes and the Series B Notes, respectively, for all purposes hereof and for all purposes under the Security Documents.

     (b) Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Collateral Agent. As to any matters not expressly provided for by this Agreement or the Security Documents, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions signed jointly by the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee, and such instructions and any action taken or omitted to be taken in accordance with such instructions shall be binding on the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee.

     (c) Default Notices. The Collateral Agent shall not be deemed to have knowledge of the occurrence of a default or an event of default under the Repo Agreement or the Note A Indenture or the Note B Indenture unless the Collateral Agent has received a default notice from the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee, as applicable; provided, however, that, notwithstanding the foregoing, the Collateral Agent shall give immediate notice to the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee in the event that CMI shall fail to deliver or cause to be delivered to the Collateral Agent the Combined Collateral or the CBO REIT Stock Collateral or shall fail to deliver or cause to be delivered such documents as may be necessary to effectuate such delivery in the form and at the times requested by the Collateral Agent, or shall fail to take such action as is specified to be taken by the Collateral Agent in order to protect and maintain the validity, perfection and priority of the liens and security interests created or intended to be created pursuant to the Repo Agreement, the Security Agreement and the other Security Documents, or shall fail to take any other action requested by the Collateral Agent to be taken. In the event that the Collateral Agent receives such a default notice from the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee, the Collateral Agent shall give prompt notice thereof to the other such parties.

     (d) Rights to Conduct Ordinary Business. The Collateral Agent and its affiliates may (without having to account therefor to the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee) accept, lend money to and generally engage in any kind of investment banking, or other business with the Debtors, CBO REIT, the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee (and any of their respective affiliates) as if it were not acting as the Collateral Agent.

     (e) Non-Reliance on Collateral Agent and Other Senior Creditors. Each of the Repo Purchaser and the initial holders of the Series A Notes and the Series B Notes (and each subsequent holder of any of the Repo Obligations or any of the Notes by its acceptance thereof) agrees that it has, independently and without reliance on the Collateral Agent, and based on such documents and information as it has deemed appropriate, made its own credit analysis and evaluation of CBO REIT, CMI and the other Debtors and their subsidiaries and filings relating thereto and its own decision to acquire the interest in the Repo Obligations or in one or more of the Notes and that it will, independently and without reliance upon the Collateral Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement and the Security Documents. Except for actions expressly required of the Collateral Agent hereunder, the Collateral Agent shall not be required to keep itself informed as to the performance or observance by CBO REIT, CMI and the Debtors and their subsidiaries of this Agreement or any Security Document or to inspect the properties or books of any Person. Except for notices, reports and other documents and information expressly required to be furnished to the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide the Repo Purchaser, the Note A Indenture Trustee, the Note B Indenture Trustee or the holders of the Notes with any credit or other information concerning the affairs, financial condition or business of CMI or any other Debtor (or any of their respective subsidiaries or other affiliates) which may come into the possession of the Collateral Agent or any of its affiliates.

     (f) Failure to Act. Except for action expressly required of the Collateral Agent hereunder, the Collateral Agent shall in all cases be fully justified in failing or refusing to act hereunder, unless it shall have received indemnification to its satisfaction from the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee in respect of any liability and expense which may be incurred by the Collateral Agent by reason of taking or continuing to take any such action, it being understood that the unsecured undertaking from any institutional holder of an interest in the Repo Obligations or the Notes in respect of such obligations shall be satisfactory for these purposes.

     (g) Resignation or Removal of Collateral Agent. Subject to the appointment and acceptance of a successor Collateral Agent as provided below, the Collateral Agent may resign at any time by giving notice thereof to the Repo Purchaser, the Note A Indenture Trustee, the Note B Indenture Trustee and CMI. In addition, the Collateral Agent may be removed at any time with or without cause by notice to the Collateral Agent by the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee acting together. Upon any such resignation or removal, the Repo Purchaser shall have the right to appoint a successor Collateral Agent reasonably satisfactory to the Note A Indenture Trustee, the Note B Indenture Trustee and CMI. If no such successor Collateral Agent shall have been so appointed or, having been so designated, shall not have accepted such appointment, within (30) thirty days after notice of the resignation or removal of the Collateral Agent, then the retiring or removed Collateral Agent may, on behalf of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee, appoint a successor Collateral Agent which shall be a bank or trust company with an office in New York City, Borough of Manhattan, having a combined capital and surplus of at least $500,000,000 (if any such institution be willing to serve as collateral agent hereunder). Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall be discharged from its duties and obligations hereunder (except that the resigning or removed Collateral Agent shall promptly deliver all collateral in its possession under this Agreement or the Security Agreement or the other Security Documents to such successor Collateral Agent). After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions hereof shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

     (h) Appointment of IT Collateral Agent. Notwithstanding anything herein to the contrary, upon payment in full of the Repo Obligations and termination of the ownership interest of the Repo Purchaser in the CBO REIT Stock Collateral and the liens and security interests of the Repo Purchaser in the CBO-2 Collateral, the CBO REIT Stock Collateral and the CBO-1/Nomura Collateral, the Note A Indenture Trustee and the Note B Indenture Trustee, acting together, shall appoint a successor collateral agent (the "IT Collateral Agent") reasonably satisfactory to CMI and, upon the acceptance of such appointment by the IT Collateral Agent, the Collateral Agent shall deliver forthwith all of the CBO-2 Collateral, the CBO-1/Nomura Collateral and the CBO REIT Stock Collateral then held by the Collateral Agent to the IT Collateral Agent. If the Note A Indenture Trustee and the Note B Indenture Trustee, acting together, shall fail to appoint the IT Collateral Agent within thirty (30) days after receipt of notice that the Repo Obligations have been paid in full and that the ownership interest of the Repo Purchaser in the CBO REIT Stock Collateral and the liens and security interests of the Repo Purchaser in the CBO-2 Collateral, the CBO REIT Stock Collateral and the CBO-1/Nomura Collateral have been terminated, or having so designated an entity to act as IT Collateral Agent, such entity shall not have accepted such appointment within such thirty (30) day period, the Collateral Agent may appoint the IT Collateral Agent, which shall be either (i) an affiliate of the Collateral Agent or the Collateral Agent itself, or (ii) a bank or trust company within an office in the Borough of Manhattan, City of New York having a combined capital and surplus of at least $500,000,000 (if any such institution be willing to serve as the IT Collateral Agent).

     (i) Collateral Agency Fees. Neither the Repo Purchaser, the Note A Indenture Trustee nor the Note B Indenture Trustee shall be individually liable for any collateral agency fees, as CMI has agreed to pay the Collateral Agent the collateral agency fees separately agreed upon between CMI and the Collateral Agent with respect to this Agreement and the Security Documents and to pay any successor to the Collateral Agent such collateral agency fees as such successor Collateral Agent shall from time to time charge (in accordance with its normal practice) for performance of services of the type required of it hereunder and under the Security Documents. Such amounts payable to the Collateral Agent shall be entitled to the benefits of a lien on the Combined Collateral and the CBO REIT Stock Collateral.

     (j) Perfection of Liens. The Collateral Agent shall be responsible (but the parties hereto acknowledge that in the first instance CMI or the relevant Debtor or CBO REIT has taken all necessary action) for any required recording or filing of the Security Documents, all necessary Uniform Commercial Code financing, amendment and/or continuation statements, and any other instruments of further assurance, and for taking all other actions described in the Plan, the Security Agreement or the Security Documents as being advisable to maintain the validity, perfection or priority of the security interests created and intended to be created by the Security Documents. The Collateral Agent shall not be responsible for seeing that any of the Combined Collateral or the CBO REIT Stock Collateral is adequately insured, or for the sufficiency of the security for the Repo

Obligations or the New Debt. The Collateral Agent may ascertain or inquire as to the performance or observance of any agreements on the part of CMI or any of the Debtors or CBO REIT under any Security Document, and the Collateral Agent may require of CMI or any of the Debtors or CBO REIT information and advice as to the performance of such agreements. The Collateral Agent shall have no obligation to perform (although it may in its discretion perform) any of the duties of CMI or any of the Debtors or CBO REIT hereunder or under the Security Agreement or any other Security Document, it being understood that whenever in any Security Document a provision shall give the Collateral Agent the right "in its discretion", or to the extent it shall "deem it necessary", to take or request certain types of action, such provision shall not be construed to require the Collateral Agent to exercise discretion or make determinations as to whether to request or take such action but shall rather be construed to permit the Collateral Agent to request or take such action and, provided, however, that to the extent jointly instructed by the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee pursuant to the applicable provisions of this Agreement, the Collateral Agent shall request or take the action which it is so instructed to request or take.

                                    ARTICLE V

                                   FORBEARANCE

     (a) CBO-2 Collateral, CBO-1/Nomura Collateral and CBO REIT Stock Collateral. Without regard to whether or not any default or event of default on the New Debt has occurred or is continuing, the Note A Indenture Trustee and the Note B Indenture Trustee agree (which agreement shall be binding on the Noteholders by their acceptance of the benefits of this Agreement and the IT Security Instruments), that neither the Note A Indenture Trustee nor the Note B Indenture Trustee, nor any holder of a Series A Note or a Series B Note, shall have the right, without the prior written approval of the Repo Purchaser, (i) to foreclose upon, liquidate or otherwise realize upon (or direct the Collateral Agent to do so), either Indenture Trustee's security interest in the CBO-2 Collateral, the CBO-1/Nomura Collateral, the CBO REIT Stock Collateral or the Accounts, except as otherwise expressly provided for in Article V, Section (d);
(ii) to take any action for the specific purpose of delaying or interfering with the rights of the Repo Purchaser, or the Collateral Agent acting for the Repo Purchaser, with respect to the CBO-2 Collateral, the Combined Collateral, the CBO REIT Stock Collateral or the Accounts (including without limitation, the taking of any action the specific purpose of which is to seek or obtain any stay or injunction that would have the effect of impeding or delaying the ability of the Repo Purchaser, or the Collateral Agent at its direction, to effect an Arm's Length Sale or Deemed Sale pursuant to the Repo Agreement, or to foreclose on any security interest granted to the Repo Purchaser, or to the Collateral Agent for the benefit of the Repo Purchaser, relative to the CBO-2 Collateral, the Combined Collateral, the CBO REIT Stock Collateral or the Accounts); or (iii) to take any action adverse to the Repo Purchaser, or the Collateral Agent acting for the Repo Purchaser, in a non-bankruptcy court enforcement proceeding with respect to the CBO-2 Collateral, the Combined Collateral, the CBO REIT Stock Collateral or the Accounts; provided, however, that the forbearance provisions set forth in this Article V, Section (a) shall not excuse the Repo Purchaser from the performance of any of its obligations under the Repo Agreement, this Agreement, the Security Agreement, the RP Security Instruments or applicable law, or exculpate the Repo Purchaser from liability for the failure of the Repo Purchaser (or the Collateral Agent acting on its behalf) to comply with the performance of any of such obligations, and the Indenture Trustees may seek injunctive relief to secure performance by the Repo Purchaser of such obligations unless such injunctive relief shall be sought for the purpose, or if granted would have the effect, of delaying, impeding or interfering with any of the Excluded RP Actions, and nothing contained in this
Article V, Section (a) shall impair, diminish or otherwise affect the rights of the Indenture Trustees (or either of them) under Article VI hereof; provided further, however, that (a) upon any Arm's Length Sale of the CBO-2 Collateral, the Note A Indenture Trustee and the Note B Indenture Trustee shall be entitled to receive the Net Sale Proceeds in respect of such Arm's Length Sale, if and to the extent expressly provided for in Article VI, Section (b) below, and (b) upon any Arm's Length Sale of either the Combined Collateral or the CBO REIT Stock Collateral, the Note A Indenture Trustee and the Note B Indenture Trustee shall be entitled to receive the CBO-1/Nomura Collateral Proceeds and any excess CBO-2 Collateral Proceeds realized therefrom, if and to the extent expressly provided for in Article VI, Section (c) below.

     (b) Additional  Forbearance Terms.  Without limiting the generality of this
Article V, Section (a) above, neither the Note A Indenture Trustee, the Note B Indenture Trustee nor any holder of a Series A Note or a Series B Note shall, without prior written approval of the Repo Purchaser, (i) seek or obtain in a non-bankruptcy court enforcement proceeding any stay or injunction impeding the Repo Purchaser, or the Collateral Agent acting on its behalf, from effecting any Arm's Length Sale or Deemed Sale pursuant to the Repo Agreement, the Security Agreement, the RP Security Instruments or otherwise, or foreclosing on any security interest granted to the Repo Purchaser or the Collateral Agent for the benefit of the Repo Purchaser (or granted to MLMCI and GACC and assigned to the Repo Purchaser, or the Collateral Agent for the benefit of the Repo Purchaser), or (ii) seek to compel the Repo Purchaser, or the Collateral Agent for the benefit of the Repo Purchaser, to sell or otherwise dispose of, or not to sell or otherwise dispose of, any of the CBO REIT Stock Collateral, the CBO-2 Collateral, the Combined Collateral or the Accounts, or to sell them in any particular order, provided, however, that the forbearance provisions set forth in this Article V, Section (b) shall not excuse the Repo Purchaser from the performance of any of its obligations under the Repo Agreement, this Agreement, the Security Agreement, the RP Security Instruments or applicable law, or exculpate the Repo Purchaser from liability for the failure of the Repo Purchaser (or the Collateral Agent acting on its behalf) to comply with any of such obligations, and the Indenture Trustees may seek injunctive relief to secure performance by the Repo Purchaser of such obligations, unless such injunctive relief shall be sought for the purpose, or if granted would have the effect, of delaying, impeding or interfering with any of the Excluded RP Actions. It is further agreed that, with respect to foreclosure and realization on the CBO-2 Collateral, the Combined Collateral, the CBO REIT Stock Collateral or the Accounts, as applicable, by sale or otherwise, the Repo Purchaser shall be free to proceed (or to direct the Collateral Agent to proceed) in whatever commercially reasonable manner the Repo Purchaser selects and the only recourse for the Note A Indenture Trustee, the Note B Indenture Trustee and the Noteholders, if they dispute the means by which the Repo Purchaser (or the Collateral Agent at its direction) shall have foreclosed on or otherwise realized on the CBO-2 Collateral, the Combined Collateral, the CBO REIT Stock Collateral or the Accounts, as applicable, or otherwise assert that the Repo Purchaser has breached or failed to comply with its obligations under the Repo Agreement, this Agreement, the RP Security Instruments or applicable law, shall be to commence an action for money damages against the Repo Purchaser; provided, however, that any such action against the Repo Purchaser brought by the Note A Indenture Trustee, the Note B Indenture Trustee and/or the Noteholders for money damages on account of a dispute regarding the means by which the Repo Purchaser (or the Collateral Agent at its direction) shall have foreclosed on or otherwise realized on the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, may only be commenced subsequent to the foreclosure or realization giving rise to such dispute.

     (c) Mutual Forbearance Terms. Neither the Repo Purchaser, nor the Note A Indenture Trustee nor the Note B Indenture Trustee nor any Noteholder shall, without the prior written consent of the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee, as the case may be, (i) commence any involuntary bankruptcy case against CBO REIT, (ii) seek from any court
(including, without limitation, a bankruptcy court) an order recharacterizing the Repo Agreement as a secured loan transaction, (iii) seek from any bankruptcy court, in the event of a bankruptcy case in which CMI is a debtor, an order substantively consolidating the estates of CBO REIT and CMI, (iv) seek to nullify or modify in any way the terms of this Agreement, the Repo Agreement, the Security Agreement or any of the RP Security Instruments or the IT Security Instruments in the event of a bankruptcy case in which CMI and/or CBO REIT is a debtor, (v) take any action opposing a lift stay motion brought by the Repo Purchaser or the Indenture Trustees in a bankruptcy case regarding CMI as a debtor and involving any of the CBO-2 Collateral, the Combined Collateral, the CBO REIT Stock Collateral or the Accounts; or (vi) commence or attempt to commence an involuntary bankruptcy case against CMI without giving the Repo Purchaser (if such case is being commenced by either or both of the Indenture Trustees or any or all of the holders of the Series A Notes and/or the Series B Notes) or the Indenture Trustees (if such case is being commenced by the Repo Purchaser) written notice of its intention to commence such case at least three
(3) Business Days prior to filing the petition with respect thereto.

     (d) Termination of Forbearance. The forbearance obligations of the Note A Indenture Trustee and the Note B Indenture Trustee and the holders of the Series A Notes and the Series B Notes, as set forth in subsections (a), (b) and (c) of this Article V, shall terminate and be null and void, and the Note A Indenture Trustee and the Note B Indenture Trustee shall be free to exercise any and all of their respective rights and remedies as provided for under the Plan, the Security Agreement, this Agreement, the IT Security Instruments, the Note A Indenture, the Note B Indenture or otherwise at such time as the Repo Purchaser shall have received the Repurchase Price, and the Repo Obligations shall have been paid in full; provided, however, that, subject to the provisions of this
Article V, Section (d)(iii)(y) below, the Note A Indenture Trustee's and the Note B Indenture Trustee's forbearance obligations as hereinabove set forth shall not terminate, and shall continue, if the Repurchase Price is paid to the Repo Purchaser by means of a Permitted Refinancing of the Repo Obligations, or if the holder of the obligations under any Permitted Refinancing is repaid by any subsequent Permitted

Refinancing. In this regard, a "Permitted Refinancing" shall be as defined in the Note A Indenture and the Note B Indenture in effect on the date hereof and without giving effect to any subsequent amendments thereof.

     Notwithstanding anything to the contrary in this Agreement:

     (x) all such forbearance obligations on the part of the Note A Indenture Trustee, the Note B Indenture Trustee and the holders of the Series A Notes and the Series B Notes shall terminate with respect to the CBO-1/Nomura Collateral (and only with respect to the CBO-1/Nomura Collateral) upon any foreclosure, sale, or other disposition of all or substantially all of the CBO-2 Collateral that does not involve a simultaneous foreclosure, sale, or other disposition of the CBO REIT Stock Collateral or the CBO-1/Nomura Collateral; and

     (y) all forbearance obligations on the part of the Note A Indenture Trustee, the Note B Indenture Trustee and the holders of the Series A Notes and the Series B Notes shall continue with respect to the CBO-1/Nomura Collateral, the CBO-2 Collateral, the CBO REIT Stock Collateral and the Accounts upon the sale or assignment by the Repo Purchaser of its rights under the Repo Agreement and/or its claims against CMI as evidenced by the Repo Obligations and the assumption by said buyer or assignee of all of the obligations of the Repo Purchaser under this Agreement; provided, however, that in the event that any such buyer or assignee (or any affiliate of such buyer or assignee guaranteeing the performance of the obligations of the Repo Purchaser assumed by such buyer or assignee under this Agreement) is a person or entity that at the time of such sale or assignment does not have either (i) financial resources comparable to those of the Repo Purchaser, as reasonably determined by the Indenture Trustees, or (ii) a net worth of not less than Two Hundred Million ($200,000,000) Dollars, the Repo Purchaser shall remain fully liable for any claims, damages, causes of action and liabilities arising from or in connection with, or as a result of any breach by the Repo Purchaser (or by such buyer or assignee) of, the Repo Agreement, this Agreement, the Security Agreement, the RP Security Documents or any documents executed incident thereto; provided further, however, that notwithstanding anything herein to the contrary, in the event that, at any time subsequent to such sale or assignment, such buyer or assignee, or any such affiliate guarantor, fails to maintain a net worth of at least Two Hundred Million ($200,000,000) Dollars, then, without regard to the forbearance provisions of this Article V, either or both of the Indenture Trustees shall be entitled to seek injunctive relief to secure performance by such buyer or assignee, as successor to the Repo Purchaser, of any and all of its obligations under the Repo Agreement, this Agreement, the Security Agreement, the RP Security Instruments or applicable law, whether or not such injunctive relief to secure such performance shall be sought for the purpose, or if granted, would have the effect, of delaying, impeding or interfering with any of the Excluded RP Actions. In order to determine the Indenture Trustees' entitlement to seek injunctive relief as permitted under the immediately preceding proviso, either Indenture Trustee, or the Indenture Trustees acting jointly, as applicable, shall, prior to seeking such injunctive relief, deliver to such buyer or assignee, as successor to the Repo Purchaser, written notice of its or their intention to seek such injunctive relief not less than three (3) Business Days prior to the exercise of such rights. Unless such buyer or assignee shall, prior to the expiration of such three (3) Business Day period, deliver to such Indenture Trustee or the Indenture Trustees, as applicable, a certification (the "Net Worth Certification") from a nationally recognized, independent accounting firm evidencing a then current net worth of such buyer or assignee, or of any such affiliate guarantor, of at least Two Hundred Million ($200,000,000) Dollars, such Indenture Trustee, or the Indenture Trustees, as the case may be, shall be permitted to proceed with the exercise of such injunction rights, provided, however, that in the event that such buyer or assignee shall deliver the Net Worth Certification to such Indenture Trustee or the Indenture Trustees, as applicable, subsequent to the expiration of said three (3) Business Day period, but prior to the earlier to occur of (i) the expiration of seven (7) days after delivery by such Indenture Trustee or the Indenture Trustees, as applicable, to such buyer or assignee of written notice of its or their intention to seek injunctive relief, and (ii) the entry of an order granting a preliminary or permanent injunction in response to the request by the Indenture Trustee, or the Indenture Trustees, as applicable, such Indenture Trustee, or the Indenture Trustees, as the case may be, shall thereupon forbear from seeking such injunctive relief and shall vacate any temporary restraining order or judgment that may have been entered in the interim.

     (e) Repo Purchaser Obligations on Termination. Upon the termination of the Note A Indenture Trustee's and the Note B Indenture Trustee's forbearance obligations provided for herein, the consent of the Repo Purchaser shall not be required with respect to the exercise of any right or remedy available to the Note A Indenture Trustee and the Note B Indenture Trustee (including the right to enforce any liens and security interests) relative to the CBO-2 Collateral, the CBO REIT Stock Collateral or the CBO-1/Nomura Collateral; and the Repo Purchaser shall thereafter execute such documents and take such actions as shall be reasonably requested by the Note A Indenture Trustee and/or the Note B Indenture Trustee or as shall be necessary to allow the Note A Indenture Trustee and the Note B Indenture Trustee to exercise any such available rights and remedies; provided, however, that the Repo Purchaser (and the Collateral Agent to the extent acting on behalf of the Repo Purchaser) shall not be obligated to incur any cost or expense in connection with any such document or action, and shall be indemnified by the Indenture Trustees against all costs and expenses associated with any such documents and actions.

     (f) Additional Provisions Regarding Sale of Collateral. Prior to the termination of the forbearance obligations of the Note A Indenture Trustee, the Note B Indenture Trustee and the holders of the Series A Notes and the Series B Notes as hereinabove set forth, the Note A Indenture Trustee, the Note B Indenture Trustee and each Noteholder (and the Collateral Agent acting on their behalf) shall not have any right to sell, liquidate, transfer or otherwise dispose of any of the CBO-2 Collateral, the CBO REIT Stock Collateral, the CBO-1/Nomura Collateral or the Accounts; provided, however, that notwithstanding anything in this Agreement to the contrary, at any sale or disposition of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral by the Repo Purchaser, whether by foreclosure or otherwise, following an event of default under the Repo Agreement, the RP Security Instruments, the Repo Obligations or otherwise, the Note A Indenture Trustee and the Note B Indenture Trustee shall be entitled jointly to credit bid up to the outstanding amount of the Notes and all obligations then owing to the holders thereof under the Note A Indenture and the Note B

Indenture in connection therewith, subject to the provisions of Article V, Section (g) below. In this regard, the parties hereto further agree and expressly acknowledge that, notwithstanding anything in this Agreement to the contrary, and as more specifically set forth in the Note A Indenture and the Note B Indenture, any default under the Plan, the Repo Agreement, the RP Security Instruments, the Security Agreement or otherwise relative to the Repo Obligations, which default shall continue beyond the expiration of any applicable notice and cure period, and (x) pursuant to which the Repo Purchaser, MLMCI or GACC has taken or is taking any action to enforce default remedies (other than one or more Excluded RP Remedies) available under the Plan, the Repo Agreement, the RP Security Instruments, the Security Agreement, or otherwise, in equity or at law, with respect to the CBO-2 Collateral, the CBO-1/Nomura Collateral, the CBO REIT Stock Collateral or the Accounts, or (y) after which the Repo Purchaser, MLMCI or GACC have improved their position in any respect vis-a-vis CMI or CBO REIT, as a result of negotiations or otherwise (it being understood and agreed by the parties that in no event shall any action taken only to cure one or more defaults by CMI under the Repo Agreement, including without limitation the payment of any unpaid amount then due and payable to the Repo Purchaser pursuant to the Repo Agreement in respect of the Repo Obligations or the performance of any express Repo Agreement or Security Document obligation as to which CMI or any of its affiliates shall then be delinquent, constitute such an improvement in position), shall constitute a default under the Series A Notes and the Series B Notes, permitting the Note A Indenture Trustee and the Note B Indenture Trustee to exercise all rights and remedies available to the Note A Indenture Trustee and the Note B Indenture Trustee, subject only to such Indenture Trustees' forbearance obligations as expressly provided for herein and the Indenture Trustees' obligations in respect of any Deemed Sale as provided in
Article VI of this Agreement.

     (g) Credit Bid Provisions. In connection with any sale or disposition of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, whether by foreclosure or otherwise, following an event of default under the Repo Agreement, the RP Security Instruments, the Repo Obligations or otherwise, the Note A Indenture Trustee and the Note B Indenture Trustee shall be entitled (but shall not be required) jointly to credit bid up to the outstanding amount of the Notes and all obligations then owing to the holders thereof or the Indenture Trustees under the Note A Indenture and the Note B Indenture, upon and subject to the following terms and conditions:

     (i) If such disposition is effectuated by means of a Deemed Sale of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, any such joint credit bid undertaken by the Note A Indenture Trustee and the Note B Indenture Trustee shall be made and implemented only in concert with the Repo Purchaser, pursuant to and in accordance with the terms and conditions of Articles VI and VII of this Agreement.

     (ii) If such disposition is effectuated by means of an Arm's Length Sale of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, any such joint credit bid undertaken by the Note A Indenture Trustee and the Note B Indenture Trustee shall be made only if and to the extent it includes a cash payment to the Repo Purchaser of an amount equal to payment in full of the then outstanding Repo Obligations secured by such collateral being disposed of by such Arm's Length Sale, or otherwise as is acceptable to the Repo Purchaser in its sole and absolute discretion.

                                   ARTICLE VI

                            DISPOSITION OF COLLATERAL

     Upon (i) the payment in full of the Repo Obligations by CMI as permitted or required under the Repo Agreement, or (ii) the occurrence of any default beyond the expiration of any applicable notice and cure period under the Plan, the Repo Agreement, the Security Agreement, the RP Security Instruments or otherwise which gives rise to a right in the Repo Purchaser to foreclose on or otherwise dispose of (or direct the Collateral Agent to do so on its behalf) any or all of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral (a "Disposition Default") the following provisions shall apply:

     (a) Payment of the Repo Obligations by CMI. In the event that CMI shall pay the Repo Purchaser the Repurchase Price and satisfy all other Repo Obligations owing to the Repo Purchaser as provided for under the Repurchase Agreement, all ownership interests, liens and security interests of the Repo Purchaser shall be terminated, released and removed from all of the CBO-2 Collateral, the CBO-1/Nomura Collateral, and the CBO REIT Stock Collateral and all Proceeds thereof, and from the Collection Account and the New Note Collection Account, and the Repo Purchaser shall take (or shall direct the Collateral Agent to take) all actions and execute all documents, instruments and filings as may be required to effectuate such termination, removal and release of such ownership interests, liens and security interests. Upon such termination, release and removal of all ownership interests, liens and security interests of the Repo Purchaser on the CBO-2 Collateral, the CBO-1/Nomura Collateral, and the CBO REIT Stock Collateral and all Proceeds thereof, and from the Collection Account and the New Note Collection Account, the Collateral Agent shall deliver all of the remaining CBO-2 Collateral, the CBO-1/Nomura Collateral and the CBO REIT Stock Collateral, and dominion and control of the Collection Account and the New Note Collection Account to the IT Collateral Agent, as provided for in Article IV, Section (d) above in order to continue the perfection of the liens and security interests of the Note A Indenture Trustee and the Note B Indenture Trustee, respectively, in the CBO-2 Collateral, the CBO-1/Nomura Collateral, and the CBO REIT Stock Collateral and all Proceeds thereof, and on the Collection Account and the New Note Collection Account, which liens and security interests shall thereupon enjoy first-priority status and second-priority status, respectively, in all respects and shall not be subordinate to the ownership interests, liens or security interests of any creditor claiming by, through or under the Repo Purchaser, except as otherwise provided in connection with a Permitted Refinancing, as defined in Article V, Section (d) (ii) above, and as more specifically set forth below. Furthermore, as noted above, upon the Repo Purchaser's receipt of the Repurchase Price and the payment and performance of all other Repo Obligations and the Repo Purchaser's and Collateral Agent's execution of the termination, removal and release documents described above, none of the Repo Purchaser, MLMCI or GACC or any prior holder of any Repo Obligations shall thereafter have any rights, either directly or through the Collateral Agent, in or to the CBO-2 Collateral, the CBO-1/Nomura Collateral, the CBO REIT Stock Collateral or any Proceeds thereof, or in or to the Collection Account or the New Note Collection Account, and the Note A Indenture Trustee and the Note B Indenture Trustee, respectively, shall each be free of any restrictions or conditions imposed by this Agreement, whether pursuant to the forbearance provisions of this Agreement or otherwise, relative to their respective rights, obligations and remedies in connection with the CBO-2 Collateral, the CBO-1/Nomura Collateral, and the CBO REIT Stock Collateral and the Proceeds thereof, and the Collection Account and the New Note Collection Account. Anything in this paragraph to the contrary notwithstanding, in the event that CMI effectuates the payment of the Repo Obligations by means of a Permitted Refinancing (or effectuates a refinancing of a Permitted Refinancing by means of another Permitted Refinancing) the liens and security interests of the Note A Indenture Trustee and the Note B Indenture Trustee on and in the CBO-2 Collateral, the CBO-1/Nomura Collateral, or the CBO-2 REIT Stock Collateral, as applicable, shall remain subordinate to the liens and security interests of the "take out lender" or "successor Repo Purchaser" under such Permitted Refinancing, as expressly provided in this Agreement, but only if and to the extent such take out lender or successor Repo Purchaser succeeds to the rights of the Repo Purchaser pursuant to this Agreement, the Repo Agreement, the Security Agreement, the RP Security Instruments or otherwise with respect to any or all of the CBO-2 Collateral, the CBO-1/Nomura Collateral and the CBO REIT Stock Collateral.

     (b) Disposition of CBO-2 Collateral Only. Upon a Disposition Default where the Repo Purchaser elects to dispose of the CBO-2 Collateral (but not any of the CBO-1/Nomura Collateral or the CBO REIT Stock Collateral), such disposition shall be effectuated by either an Arm's Length Sale or a Deemed Sale of the CBO-2 Collateral as follows:

     (i) Arm's Length Sale. In the event the Repo Purchaser elects to foreclose on and dispose of the CBO-2 Collateral by an Arm's Length Sale, the Repo Purchaser shall sell (or direct the Collateral Agent to sell) the CBO-2 Collateral to a third party purchaser in a commercially reasonable manner. In this regard, all liens and security interests of (or for the benefit of) the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee on and in the CBO-2 Collateral shall be released in connection with such sale, effective upon the receipt by the Collateral Agent of the Proceeds of such sale (the "CBO-2 Sale Proceeds"). Upon the Collateral Agent's receipt of the CBO-2 Sale Proceeds, the Collateral Agent shall pay the actual costs of sale of the CBO-2 Collateral and shall then pay the amounts then owing to the Repo Purchaser on account of the Repurchase Price and the other Repo Obligations and shall thereafter pay over any Net Sales Proceeds first to the Note A Indenture Trustee to the extent of any outstanding obligations on account of the Series A Notes, then to the Note B Indenture Trustee to the extent of any outstanding obligations on account of the Series B Notes, with any remaining Net Sale
Proceeds to be paid to CMI or such other party as may be lawfully entitled thereto.

     (ii) Deemed Sale. In the event the CBO-2 Collateral shall be sold in a Deemed Sale, all liens and security interests of (or for the benefit of) the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee on such assets shall be released and removed in connection with such sale, and (except as otherwise provided in the last sentence of this Section (b)(ii)) the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee shall thereupon jointly acquire the CBO-2 Collateral in the Deemed Sale Entity pursuant to such Deemed Sale (with each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee being deemed to have acquired a beneficial ownership interest in the CBO-2 Collateral). The Repo Purchaser shall thereafter receive all Distributions attributable to the CBO-2 Collateral until such time as the CBO-2 Collateral shall be disposed of in an Arm's Length Sale, which Distributions shall be applied to any Repo Obligations then remaining unpaid. Upon any such subsequent Arm's Length Sale of the CBO-2 Collateral, the Repo Purchaser shall receive the CBO-2 Sale Proceeds after the payment of the actual costs of such sale, to the extent of any amounts then remaining unpaid on account of the Repo Obligations, with any remaining Net Sale Proceeds to be paid, subject to the provisions of Article VII, Section
(b)(ii)(A) below, first to the Note A Indenture Trustee to the extent of any outstanding obligations on account of the Series A Notes, and then to the Note B Indenture Trustee to the extent of any outstanding obligations on account of the Series B Notes, with any remaining Net Sale Proceeds to be paid to the Repo Purchaser. Notwithstanding anything in this Article VI, Section (b)(ii) to the contrary, however, in the event either or both of the Note A Indenture Trustee and the Note B Indenture Trustee elect, pursuant to Article VII, Section
(b)(ii)(A), not to participate in the "credit bid" procedure for a Deemed Sale of the CBO-2 Collateral, the liens and security interests of (or for the benefit of) such electing Indenture Trustee(s) on and in the CBO-2 Collateral shall nevertheless be released and removed in connection with such sale, and such electing Indenture Trustee(s) shall have no beneficial ownership interest in the applicable Deemed Sale Entity or the CBO-2 Collateral and shall forfeit any and all rights to any Proceeds or Distributions thereafter realized on the CBO-2 Collateral, and the Repo Purchaser and the Collateral Agent shall thereafter have no further obligations to such electing Indenture Trustee(s) with respect to the CBO-2 Collateral or any amounts thereafter received by the Repo Purchaser or the Collateral Agent in respect thereof, whether as a result of collection of any Distributions payable thereon or in connection with a sale or other disposition of all or any portion thereof, or otherwise.

     (c) Disposition of Combined Collateral or CBO REIT Stock Collateral. Upon a Disposition Default where the Repo Purchaser elects to dispose of the Combined Collateral or the CBO REIT Stock Collateral, such disposition shall be effectuated by either an Arm's Length Sale or a Deemed Sale of the Combined Collateral or the CBO REIT Stock Collateral, as follows:

     (i) Arm's Length Sale. In the event the Repo Purchaser elects to foreclose on and dispose of either the Combined Collateral or the CBO REIT Stock Collateral, as the case may be, by an Arm's Length Sale, the Repo Purchaser shall sell (or shall direct the Collateral Agent to sell) the Combined Collateral or the CBO REIT Stock Collateral, as applicable, to a third-party purchaser in a commercially reasonable manner. In this regard, all liens and security interests of (or for the benefit of) the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee on such assets shall be released and removed in connection with such sale, effective upon the receipt by the Collateral Agent of the Proceeds of such sale (the "Combined Collateral Proceeds" or the "CBO REIT Stock Collateral Proceeds", as applicable). Upon the Collateral Agent's receipt of the Combined Collateral Proceeds or the CBO REIT Stock Collateral Proceeds, as the case may be, the Collateral Agent shall pay the actual costs of sale of the Combined Collateral or the CBO REIT Stock Collateral, as applicable, and shall thereafter pay over the remaining proceeds as follows:

     (A) The CBO-1/Nomura Collateral Proceeds shall be paid first to the Note A Indenture Trustee to the extent of any outstanding obligations on account of the Series A Notes, then to the Note B Indenture Trustee to the extent of any outstanding obligations on account of the Series B Notes, and then, to the extent that the Repo Obligations are not then paid in full from the CBO-2 Collateral Proceeds to the Repo Purchaser, until the Repo Obligations have been paid in full, with any then remaining CBO-1/Nomura Collateral Proceeds to be paid to CMI or such other party as may be lawfully entitled thereto.

     (B) The CBO-2 Collateral Proceeds shall be paid first to the Repo Purchaser to the extent of any outstanding balance of the Repo Obligations, then to the Note A Indenture Trustee to the extent of any remaining obligations on account of the Series A Notes, then to the Note B Indenture Trustee to the extent of any remaining obligations on account of the Series B Notes, with any remaining CBO-2 Collateral Proceeds to be paid to CMI or such other party as may be lawfully entitled thereto.

     (ii) Deemed Sale. Except as otherwise provided in the last paragraph of this Article VI, Section (c)(ii), in the event the Combined Collateral or the CBO REIT Stock Collateral, as the case may be, shall be sold, in a Deemed Sale, such collateral shall thereupon be transferred to the Deemed Sale Entity and all liens and security interests of (or for the benefit of) the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee on such assets shall be released and removed in connection with any such sale, and the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee shall be deemed to have jointly acquired a beneficial ownership interest in the Combined Collateral or the CBO REIT Stock Collateral, as applicable. Moreover, the net effect of a Deemed Sale of the Combined Collateral or the CBO REIT Stock Collateral, as the case may be, to the Deemed Sale Entity will be that the Combined Collateral or the CBO REIT Stock Collateral, as applicable, shall be transferred to the Deemed Sale Entity free and clear of any and all liens and security interests in favor of (or for the benefit of) the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee, but subject to the respective beneficial ownership interests of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee in the Deemed Sale Entity. Upon any subsequent Arm's Length Sale of the Combined Collateral or the CBO REIT Stock Collateral, as applicable, as provided for in this Article VI, Section (d) below, the Combined Collateral Proceeds or the CBO REIT Stock Collateral Proceeds, as the case may be, resulting from such Arm's Length Sale shall be applied first on account of the actual costs of sale of the Combined Collateral or the CBO REIT Stock Collateral, as applicable, and then paid over as follows:

     (A) The CBO-1/Nomura Collateral Proceeds shall be paid first to the Note A Indenture Trustee to the extent of any then outstanding obligations on account of the Series A Notes, then to the Note B Indenture Trustee to the extent of any then outstanding obligations on account of the Series B Notes, and then, to the extent that the Repo Obligations are not then paid in full from the CBO-2 Collateral Proceeds, to the Repo Purchaser, until the Repo Obligations have been paid in full, with any then remaining CBO-1/Nomura Collateral Proceeds to be paid to the Indenture Trustees.

     (B) The CBO-2 Collateral Proceeds shall be paid first to the Repo Purchaser to the extent of any outstanding balance of the Repo Obligations, then to the Note A Indenture Trustee to the extent of any remaining obligations on account of the Series A Notes, then to the Note B Indenture Trustee to the extent of any remaining obligations on account of the Series B Notes, with any remaining CBO-2 Collateral Proceeds to be paid to the Repo Purchaser.

     Notwithstanding the foregoing, the Combined Collateral or the CBO REIT Stock Collateral, as applicable (the "Shared Collateral"), will not be jointly acquired by the Repo Purchaser and the Indenture Trustees pursuant to a Deemed Sale if either (A) the Repo Purchaser offers (a "Voluntary Buyout Offer") to make a cash payment to the Indenture Trustees in exchange for the release or assignment of the Indenture Trustees' security interests in the Shared Collateral and the Indenture Trustees accept such Voluntary Buyout Offer or (B) the Indenture Trustees make a Voluntary Buyout Offer for the CBO REIT Stock Collateral or for the release or assignment of the Repo Purchaser's security interests in the Combined Collateral, as applicable, and the Repo Purchaser accepts such Voluntary Buyout Offer (it being understood and agreed that neither the Repo Purchaser nor the Indenture Trustees will be obligated to make or accept any Voluntary Buyout Offer).

     (iii) Payment of Distributions During Deemed Sale Period. From and after the date of the Deemed Sale of the Combined Collateral or the CBO REIT Stock Collateral, as applicable, to the Deemed Sale Entity through the date of the termination of the Deemed Sale Period, as provided for in Article VI, Section
(d) below, the Repo Purchaser shall receive all Distributions attributable to the CBO-2 Collateral, which shall be applied to any Repo Obligations then remaining unpaid, and the Note A Indenture Trustee shall receive all Distributions attributable to the CBO-1/Nomura Collateral, which shall be applied to any accrued interest and principal owing on the Series A Notes until paid in full, whereupon such Distributions attributable to the CBO-1/Nomura Collateral shall thereafter be paid to the Note B Indenture Trustee to be applied to any accrued interest and principal owing on the Series B Notes.

     (iv) Valuation and Allocation of Proceeds Upon Arm's Length Sale. Upon any Arm's Length Sale of the Combined Collateral or the CBO REIT Stock Collateral, whether incident to a Disposition Default or during the Deemed Sale Period, the gross proceeds of such sale, less the actual costs of such sale, shall, subject to the Minimum CBO-1/Nomura Collateral Value adjustment provided for in Article VI, Section (d)(ii) below, be allocated among the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee as follows:

     (A) Within five (5) Business Days after the completion of such Arm's Length Sale of the Combined Collateral or the CBO REIT Stock Collateral, as applicable, and the receipt of the gross sale proceeds realized therefrom, the actual costs of such sale shall be paid or reserved for and the Repo Purchaser shall deliver to the Note A Indenture Trustee and the Note B Indenture Trustee a written statement (the "Repo Purchaser's Proceeds Statement") setting forth the Repo Purchaser's proposed allocation of the net proceeds realized from the sale of the Combined Collateral or the CBO REIT Stock Collateral, as applicable, that are attributable to the value of the CBO-2 Collateral, on the one hand (the "CBO-2 Collateral Proceeds"), and the value of the CBO-1/Nomura Collateral, on the other hand (the "CBO-1/Nomura Collateral Proceeds"), determined as of the date of completion of the Arm's Length Sale, which shall thereafter be distributed pursuant to the provisions of this Article VI, Section (c). Within fifteen (15) Business Days after receipt of the Repo Purchaser's Proceeds Statement, the Note A Indenture Trustee and the Note B Indenture Trustee shall jointly deliver to the Repo Purchaser a written statement (the "Indenture Trustees' Proceeds Statement") notifying the Repo Purchaser whether the Indenture Trustees accept or dispute the Repo Purchaser's proposed valuation of the CBO-2 Collateral and the CBO-1/Nomura Collateral and proposed determination of the CBO-2 Collateral Proceeds and the CBO-1/Nomura Collateral Proceeds and, if the Indenture Trustees dispute the Repo Purchaser's proposed determination of the CBO-2 Collateral Proceeds and the CBO-1/Nomura Collateral Proceeds, setting forth the Indenture Trustees' proposed valuation of the CBO-2 Collateral and the CBO-1/Nomura Collateral and proposed determination of the CBO-2 Collateral Proceeds and the CBO-1/Nomura Collateral Proceeds. If the Indenture Trustees fail to deliver the Indenture Trustees' Proceeds Statement within such fifteen
(15) Business Day period, the Indenture Trustees shall be deemed to have accepted the Repo Purchaser's Proceeds Statement as the correct determination of the CBO-2 Collateral Proceeds and the CBO-1/Nomura Collateral Proceeds and shall be irrevocably bound thereby. If the Indenture Trustees accept (or are deemed to have accepted) the Repo Purchaser's Proceeds Statement, or if the Repo Purchaser accepts the Indenture Trustees' Proceeds Statement, the CBO-2 Collateral Proceeds and the CBO-1/Nomura Collateral Proceeds set forth in the accepted statement shall thereafter be distributed pursuant to the provisions of this
Article VI, Section (c)(i) or (c)(ii), as applicable. If the Indenture Trustees timely dispute the Repo Purchaser's determination of the CBO-2 Collateral Proceeds and the CBO-1/Nomura Collateral Proceeds, that portion of the net sales proceeds realized upon the sale of the Combined Collateral or the CBO REIT Stock Collateral, as applicable, not in dispute (i.e., the smaller of the amounts proposed by either the Repo Purchaser or the Indenture Trustees in their respective proceeds statements as constituting the CBO-2 Collateral Proceeds and the CBO-1/Nomura Collateral Proceeds) shall be paid to the Repo Purchaser and the Note A Indenture Trustee (or if the Series A Notes are paid in full, the Note B Indenture Trustee), respectively, pursuant to the provisions of Article VI, Section (c)(i) or (c)(ii), as applicable, and the disputed amount shall be retained in the Deemed Sale Entity and invested in a commercially reasonable manner, and such dispute shall be resolved pursuant to the procedure set forth in Article VI, Section (c)(iv)(B) below.

     (B) (1) On or before the Effective Date of the Plan, the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee have agreed on a list of five (5) institutions qualified to value the Combined Collateral and the CBO REIT Stock Collateral (each a "Qualified CMBS Institution"), which list is attached to this Agreement as Exhibit A. In the event that the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee shall reasonably determine that any previously designated Qualified CMBS Institution no longer exists independently or is not sufficiently experienced in assets similar to the CBO-2 Collateral and the CBO-1/Nomura Collateral (a "Disqualified CMBS Institution"), the Repo Purchaser may (but shall not be obligated to) designate such substitute Qualified CMBS Institution as may be reasonably acceptable to the Note A Indenture Trustee and the Note B Indenture Trustee to act in lieu of such Disqualified CMBS Institution;
provided, however, that except as otherwise agreed to in writing by the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee, there shall at all times be at least three (3) designated Qualified CMBS Institutions.

     (2) In the event that a dispute shall arise regarding the determination of the respective amounts of the CBO-2 Collateral Proceeds and the CBO-1/Nomura Collateral Proceeds realized upon an Arm's Length Sale of the Combined Collateral or the CBO REIT Stock Collateral, as applicable, as set forth in
Article VI, Section (c)(iv)(A) above, the Repo Purchaser shall, within ten (10) Business Days after receipt of the Indenture Trustees' Proceeds Statement advising the Repo Purchaser of such dispute, select and advise the Indenture Trustees in writing of the Repo Purchaser's selection of three (3) Qualified CMBS Institutions acceptable to arbitrate the dispute as to the determination of the CBO-2 Collateral Proceeds and the CBO-1/Nomura Collateral Proceeds. Within ten (10) Business Days after receipt of such notification of the Repo Purchaser's designation of such three (3) Qualified CMBS Institutions, the Indenture Trustees shall jointly advise the Repo Purchaser, in writing, of their selection of one (1) of such three (3) designated Qualified CMBS Institutions (the "CMBS Appraiser") to arbitrate the dispute regarding the value of the CBO-2 Collateral and the value of the CBO-1/Nomura Collateral and to determine the CBO-2 Collateral Proceeds allocable to the Repo Purchaser and the CBO-1/Nomura Proceeds allocable to the Indenture Trustees as provided for in this Article VI, Section (c); provided, however, that if the Indenture Trustees fail to notify the Repo Purchaser of their selection of the CMBS Appraiser prior to the end of such ten (10) Business Day period, the Repo Purchaser shall promptly thereafter select the CMBS Appraiser from among such three 3 designated Qualified CMBS Institutions , which selection shall be binding upon the Indenture Trustees.

     (3) The CMBS Appraiser shall promptly conduct such due diligence and investigations as such CMBS Appraiser may deem appropriate, and may consider such factors as such CMBS Appraiser shall deem appropriate in connection with its determination (provided such CMBS Appraiser shall consider the number and dollar value of the loans underlying the Combined Collateral and the CBO REIT Stock Collateral and any changes over time to such loans, including, without limitation, the dollar amount and number of "watch list" loans, special servicing loans, defaulted loans and loan losses underlying each of the CBO-2 Collateral and the CBO-1/Nomura Collateral and, if requested by the Repo Purchaser, the amount of any bona-fide third party offer to purchase the CBO-2 Collateral alone, as contemplated by this Article VI, Section (f)(vi) below) and shall, within thirty (30) days after the date of designation of the

CMBS Appraiser advise the Repo Purchaser,  the Note A Indenture Trustee and the Note B Indenture Trustee of the CMBS Appraiser's determination of the value of the CBO-2 Collateral and the value of the CBO-1/Nomura Collateral and the resulting determination of the CBO-2 Collateral Proceeds payable to the Repo Purchaser and the CBO-1/Nomura Collateral Proceeds payable to the Indenture Trustees as provided for in this Article VI, Section (c). In this regard, the CMBS Appraiser shall ascribe a value to each rated class, and all unrated classes, of securities constituting each of the CBO-2 Collateral and the CBO-1/Nomura Collateral, such that the aggregate values thereof total 100% of the gross proceeds realized from the sale of such Combined Collateral or CBO REIT Stock Collateral, as applicable, and shall determine such values in a manner that is internally consistent. The decision of the CMBS Appraiser as to the determination of the CBO-2 Collateral Proceeds and the CBO-1/Nomura Proceeds shall be final and binding on all parties, and upon such determination the disputed proceeds amount shall, subject to the Minimum CBO-1/Nomura Collateral Value adjustment provided for in Article VI, Section (d)(ii) below, be allocated between the Repo Purchaser and the Indenture Trustees accordingly and distributed pursuant to the provisions of this Article VI, Section (c)(i) or
(c)(ii), as applicable.

     (4) Each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee shall pay its own costs and fees, if any, in connection with any arbitration hereunder, with the costs and expenses of the CMBS Appraiser to be charged against the disputed proceeds before disbursement of such funds as directed by the decision of the CMBS Appraiser pursuant to this Article VI, Section (c)(iv) (B)(3) above.

     (v) Disposition of Cash Held in Accounts. Notwithstanding anything in this Agreement to the contrary, from and after the date of any Disposition Default where the Repo Purchaser elects to dispose of any of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, the Repo Purchaser shall receive all Proceeds and Distributions attributable to the CBO-2 Collateral from time to time held in the Collection Account, which shall be applied to any Repo Obligations then remaining unpaid, and the Note A Indenture Trustee shall receive all Proceeds and Distributions from time to time held in the New Note Collection Account attributable to the CBO-1/Nomura Collateral, which shall be applied to any accrued interest and principal owing on the Series A Notes until paid in full, whereupon such Proceeds and Distributions attributable to the CBO-1/Nomura Collateral shall thereafter be paid to the Note B Indenture Trustee to be applied to any accrued interest and principal owing on the Series B Notes.

     (d) Deemed Sale Period. The Deemed Sale Period shall commence upon a Deemed Sale of any of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable (the "Deemed Sale Collateral"), and shall terminate upon the date of the completion of the Arm's Length Sale of such Deemed Sale Collateral. The Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee shall have the following rights and shall be subject to the following procedures during the Deemed Sale Period.

     (i) Indenture Trustees' Right to Identify Potential Purchaser. The Repo Purchaser shall be entitled to effect an Arm's Length Sale of the Deemed Sale Collateral, at any time and from time to time during the Deemed Sale Period, upon and subject to the relevant terms and conditions of this Agreement. In the event that an Arm's Length Sale of the Deemed Sale Collateral has not been completed prior to the earlier to occur of (x) the second anniversary of the commencement of the Deemed Sale Period, and (y) the sixth anniversary of the Effective Date, the Note A Indenture Trustee and the Note B Indenture Trustee, acting jointly, shall, for a ninety (90) day period thereafter, have the right to identify a bona-fide third-party purchaser (the "Potential Purchaser") for the Deemed Sale Collateral, by presentment to the Repo Purchaser of a binding written offer to purchase all of the Deemed Sale Collateral executed by the Potential Purchaser (the "Term Sheet") setting forth in reasonable detail the all-cash price and other terms and conditions on which the Potential Purchaser is willing to purchase the Deemed Sale Collateral, subject to customary due diligence and closing conditions, but excluding any financing contingency. Within fifteen (15) Business Days of its receipt of the Term Sheet, the Repo Purchaser shall advise the Indenture Trustees in writing (the "Term Sheet Response") whether the Repo Purchaser accepts or rejects the Potential Purchaser's offer to purchase, as set forth in the Term Sheet. If the Repo Purchaser fails to deliver the Term Sheet Response within said fifteen (15) Business Day period, the Repo Purchaser shall be deemed to have accepted the Potential Purchaser's offer to purchase. If the Repo Purchaser accepts, or is deemed to have accepted, the Potential Purchaser's offer to purchase as set forth in the Term Sheet, the Repo Purchaser shall proceed to enter into a formal agreement with the Potential Purchaser providing for an Arm's Length Sale of the Deemed Sale Collateral on terms and conditions substantially similar to those set forth in the Term Sheet, and shall thereafter proceed to consummate such Arm's Length Sale of the Deemed Sale Collateral. Upon the completion of such Arm's Length Sale of the CBO-2 Collateral, the proceeds of such sale shall be allocated among the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee as set forth in Article VI, Section (b)(ii) above, and the Deemed Sale Period shall terminate. Upon completion of such Arm's Length Sale of the Combined Collateral or the CBO REIT Stock Collateral, as applicable, the proceeds realized from any such Arm's Length Sale shall be allocated among the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee as provided for in Article VI, Section (c)(ii) above, and in either case the Deemed Sale Period shall terminate.

     (ii) Determination of Minimum CBO-1/Nomura Value. If the Repo Purchaser rejects the Potential Purchaser's offer to purchase the Deemed Sale Collateral, as provided for in Article VI, Section (iv)(d)(i) above, the Indenture Trustees and the Repo Purchaser shall thereupon proceed to determine the value of the CBO-1/Nomura Collateral as of the date of the Repo Purchaser's rejection of the Potential Purchaser's offer, pursuant to the procedures set forth in this
Article VI, Section (c) (iv) above; provided, however, that any such determination of the value of the

CBO-1/Nomura Collateral shall assume that the value of the Deemed Sale Collateral shall be the all-cash purchase price offered therefor by the Potential Purchaser, as set forth in the Term Sheet. The value of the CBO-1/Nomura Collateral, as so determined, shall constitute the minimum value ascribable to the CBO-1/Nomura Collateral (the "Minimum CBO-1/Nomura Collateral Value"), in connection with any determination of the value of the CBO-1/Nomura Collateral for determining the CBO-1/Nomura Collateral Proceeds incident to any subsequent Arm's Length Sale of the Combined Collateral or the CBO REIT Stock Collateral. Furthermore, from and after the Repo Purchaser's rejection of the Potential Purchaser's offer, the Repo Purchaser shall continue to be entitled to determine the date of any subsequent Arm's Length Sale of the Deemed Sale Collateral, and the terms and conditions of any such sale, with the net sale proceeds realized therefrom to be divided among the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee pursuant to the procedures set forth in this Article VI, Section (b) (ii) or Section (c)(ii) above, as appropriate, but subject to the Minimum CBO-1/Nomura Collateral Value adjustment provided for herein, whereupon the Deemed Sale Period shall terminate.

     (e) Indenture Trustees' Right to Receive Bid Packages. Notwithstanding anything in this Article VI to the contrary, at any time, or from time to time, whenever the Repo Purchaser shall engage in a solicitation of two (2) or more third-parties with respect to their interest in or intent to purchase the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, the Repo Purchaser shall include the Note A Indenture Trustee and the Note B Indenture Trustee among the potentially interested parties to whom the Repo Purchaser shall deliver "Bid Packages" or similar requests for an expression of interest and with whom the Repo Purchaser shall engage in discussions regarding a possible Arm's Length Sale of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as the case may be. For purposes of any such sale, the Note A Indenture Trustee and the Note B Indenture Trustee shall be deemed to be potential third-party purchasers and shall be accorded the rights and opportunities afforded any other potential third-party purchaser. The right of the Note A Indenture Trustee and the Note B Indenture Trustee, respectively, to bid on the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, shall not be deemed to be a "right of first refusal" or a "right of first offer", or otherwise to confer upon the Indenture Trustees any preemptive rights or preferred status, but shall constitute an agreement between the Repo Purchaser, on the one hand, and the Note A Indenture Trustee and the Note B Indenture Trustee, on the other hand, to afford the Note A Indenture Trustee and the Note B Indenture Trustee an opportunity to bid in connection with any proposed Arm's Length Sale of the CBO-2 Collateral, the Combined Collateral and the CBO REIT Stock Collateral, as the case may be.
Notwithstanding the foregoing, neither Indenture Trustee shall have any obligation to bid in connection with any such proposed Arm's Length Sale and shall only do so in their sole discretion.

     (f) General Provisions. In connection with any Arm's Length Sale or Deemed Sale of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, the following shall apply:

     (i) Each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee will release and remove its security interest (a) in the CBO-2 Collateral in connection with an Arm's Length Sale or Deemed Sale of the CBO-2 Collateral, (b) in the CBO-2 Collateral and the CBO-1/Nomura Collateral in connection with an Arm's Length Sale or Deemed Sale of the Combined Collateral, and (c) in the CBO-2 Collateral, the CBO-1/Nomura Collateral, and the CBO REIT Stock Collateral in connection with any Arm's-Length Sale or Deemed Sale of the CBO REIT Stock Collateral (in each case subject to the Repo Purchaser's and such Indenture Trustee's interest in and right to receive its applicable share of the Proceeds realized from any such Arm's Length Sale or Deemed Sale, as hereinabove set forth this Article VI). Notwithstanding the foregoing, although the respective liens of each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee in the CBO-2 Collateral and the CBO-1/Nomura Collateral shall be released in connection with any Deemed Sale of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as the case may be, interest shall continue to accrue on the underlying debt obligations evidenced by Repo Obligations and the New Debt, as applicable, until the completion of the Arm's Length Sale of such collateral in connection with the termination of the Deemed Sale Period and the distribution of the net sale proceeds thereof pursuant to the terms of this Article VI above.

     (ii) The Collateral Agent is hereby authorized to act on behalf of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee in each case to release the CBO REIT Stock Collateral from the ownership interests of the Repo Purchaser and the CBO-2 Collateral, the Combined Collateral and/or the CBO REIT Stock Collateral, as applicable, from the liens and security interests of the Repo Purchaser and the Indenture Trustees, as contemplated in this Agreement, and is hereby designated as attorney in fact for each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee (with each such power of attorney coupled with an interest and, therefore, irrevocable) to execute and deliver on their behalf any document, agreement or instrument to implement the foregoing.

     (iii) Notwithstanding anything in this Agreement or otherwise to the contrary, and without in any way limiting the rights of any party under the last paragraph of Article VI, Section (c)(ii) above, at any time and from time to time during the Deemed Sale Period, the Repo Purchaser shall be free to offer to acquire the Indenture Trustees' interest in the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, and the Indenture Trustees shall be free to offer to acquire the Repo Purchaser's interest in the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, in each case on such terms and conditions as may be agreed upon by such parties. In this regard, (a) any such offer to purchase shall be optional, and there shall be no obligation on the part of the party receiving any such offer to accept such offer, and (b) upon the consummation of such purchase and sale, the Deemed Sale Period shall terminate as to such assets sold pursuant thereto.

     (iv) In connection with any Deemed Sale of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, it is understood and agreed by the parties that, in determining the amount of unpaid Repo Obligations or outstanding obligations on account of the Series A Notes and the Series B Notes for purposes of determining the amount of net sale proceeds realized from any subsequent Arm's Length sale of such collateral attributable to the CBO-2 Collateral and attributable to the CBO-1/Nomura Collateral which shall be payable to each of the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee on account of such obligations, none of such obligations shall be reduced by the amount of any "credit bid" made by the

Collateral   Agent  in  connection  with  the  Deemed  Sale  of  the  CBO-2
Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, in determining the deficiency claim retained by each of the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee against CMI after such Deemed Sale in accordance with the provisions of Article VII hereof.

     (v) Notwithstanding anything in this Agreement or otherwise to the contrary, but subject to the provisions of Article VI, Section (f)(vi) below, each and every sale, transfer or other disposition, including, without limitation, by an Arm's Length Sale or a Deemed Sale, of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral by the Repo Purchaser (or by the Collateral Agent on behalf or for the benefit of the Repo Purchaser) shall be undertaken and effectuated in all respects in a commercially reasonable manner.

     (vi)  Notwithstanding  anything  in  this  Agreement  or  otherwise  to the contrary, the decision by the Repo Purchaser as to which assets (the CBO-2 Collateral, the Combined Collateral, or the CBO REIT Stock Collateral) to include in any Arm's Length Sale or Deemed Sale shall be made on a commercially reasonable basis, as determined on all of the facts and circumstances existing at that time, subject, however, to the following: (aa) for any Arm's Length Sale, if the CBO REIT Stock Collateral is sold, or if the Combined Collateral or CBO-2 Collateral is sold to a single REIT so as to preserve the REIT attributes of such assets, the Repo Purchaser's decision as to which assets to sell shall be deemed to have been commercially reasonable; (bb) any Arm's Length Sale of either (x) the CBO-2 Collateral alone, or (y) of the Combined Collateral in a manner other than that described in clause (aa) above, shall not be deemed to be, per se, commercially unreasonable, but the commercial reasonableness of the decision regarding which assets to sell in such Arm's Length Sale shall be determined on all of the relevant facts and circumstances existing at the time of such sale; (cc) if the Repo Purchaser receives an unsolicited, all-cash Arm's Length Sale offer to buy the CBO-2 Collateral or to buy the Combined Collateral without preserving the REIT attributes of such assets, the Repo Purchaser shall solicit such offeror to submit an all-cash bid for the purchase of the CBO REIT Stock Collateral or the Combined Collateral in a manner that preserves the REIT attributes associated with such assets ("solicited offer"). If such solicited offer is made and accepted, Subsection (aa) hereinabove shall apply as to the decision to sell the assets selected for sale. If the offeror makes such a solicited offer but the Repo Purchaser nevertheless accepts the original unsolicited offer, Subsection (bb) hereinabove shall apply to such decision to sell the assets selected for sale. If the offeror elects not to make a timely solicited offer, and the Repo Purchaser elects to accept the offeror's original bid, Subsection (bb) hereinabove shall apply as to the decision to sell the assets selected for sale; (dd) the commercial reasonableness of the failure by the Repo Purchaser to solicit any additional Arm's Length Sale bids in connection with its decision to sell any of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral shall be judged under the standard set forth in Subsection (bb) hereinabove; (ee) if an Arm's Length Sale offer is made by the Repo Purchaser to a potential buyer for the sale of any of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, Subsections (aa), (bb), and (dd) hereinabove, as appropriate, shall apply; and
(ff) with respect to any Deemed Sale, the determination of whether or not the decision with respect to which of the CBO-2 Collateral, the Combined Collateral and the CBO REIT Stock Collateral to include in such Deemed Sale was commercially reasonable will be judged based on all the relevant facts and circumstances existing at the time, and no such decision will be presumed to have been either commercially reasonably or commercially unreasonable by reason of any provision contained in this Agreement.


                                   ARTICLE VII

                              CREDIT BID PROCEDURES
                       DETERMINATION OF DEFICIENCY CLAIMS

     In connection with any disposition of the CBO REIT Stock Collateral incident to a Disposition Default that is undertaken by the Repo Purchaser pursuant to the Repo Agreement (a "Repo Disposition"), the Repo Purchaser and CMI have, pursuant to the terms and conditions of the Repo Agreement, agreed on the procedures that will be followed in order to determine the value of the CBO REIT Stock Collateral, as well as the value of the respective interests of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee in the CBO-2 Collateral and the CBO-1/Nomura Collateral held by CBO REIT, which valuations will be applicable for the purpose of determining any deficiency claims (or, where applicable, any obligation to account for any "surplus value" in the CBO REIT Stock Collateral) arising on account of such disposition of the CBO REIT Stock Collateral pursuant to the Repo Agreement that the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee, as the case may be, shall then and thereafter have against CMI on account of the Repo Obligations, the then outstanding obligations on account of the Series A Notes and the then outstanding obligations on account of the Series B Notes.

     In addition to the determination of any deficiency claims against CMI of each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee (or where applicable, any obligation to account for "surplus value") arising upon a disposition of the CBO REIT Stock Collateral pursuant to the Repo Agreement, the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee have agreed with the Debtors, pursuant to that certain Foreclosure/Transfer Agreement dated as of the date hereof (the "Foreclosure Agreement") on procedures to be followed in order to determine the value of their respective interests in the Combined Collateral and, to the extent disposed of by foreclosure on their respective liens and security interests (rather than pursuant to the procedures set forth in the Repo Agreement), the CBO REIT Stock Collateral, in connection with a disposition of such assets upon the occurrence of a Disposition Default for the purpose of determining any deficiency claims (or, where applicable, any obligation to account for "surplus value") that the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee, as the case may be, shall then and thereafter have against CMI on account of the Repo Obligations, the then outstanding obligations on account of the Series A Notes and the then outstanding obligations on account of the Series B Notes.

     In this regard, the parties hereto acknowledge and agree that, notwithstanding the provisions for a Repo Disposition pursuant to the Repo Agreement or for determining any deficiency claims under the Foreclosure Agreement, in the event that the Repo Purchaser, or the Collateral Agent acting on behalf of the Repo Purchaser, elects to realize upon the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, upon the occurrence of a Disposition Default by means of a Deemed Sale of the applicable assets, and in connection therewith determines (x) that neither the Repo Disposition mechanism provided for under the Repo Agreement nor the Foreclosure Agreement is applicable to such disposition, (y) not to utilize the procedures of the Foreclosure Agreement or (z) that the provisions of the Repo Agreement or the Foreclosure Agreement relative to a disposition of the Combined Collateral or the CBO REIT Stock Collateral, as applicable, shall, for any reason, be or become unenforceable against CMI for purposes of determining any deficiency claims (or, where applicable, any obligation to account for "surplus value") that the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee shall then and thereafter have against CMI on account of the Repo Obligations, the then outstanding obligations on account of the Series A Notes and the then outstanding obligations on account of the Series B Notes, then the parties hereto agree that the following procedures shall be utilized in order to effectuate the Deemed Sale of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, and to determine the values of their respective interests in the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, for the purpose of determining their respective deficiency claims then and thereafter against CMI (or, where applicable, any obligation to account for "surplus value").

     (a) Credit Bid Procedures. In the event that the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, is to be disposed of by means of a Deemed Sale upon the occurrence of a Disposition Default (and not pursuant to the terms and conditions applicable to a Repo
Disposition under the Repo Agreement or the procedures applicable under the Foreclosure Agreement), the Collateral Agent shall notice the sale of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as the case may be, in accordance with and as required by the provisions of the Uniform Commercial Code (if and to the extent applicable), on behalf of the Repo
Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee, free and clear of all liens. Upon any such sale, the Collateral Agent shall be authorized to "credit bid" so much of the unpaid Repo Obligations and the then outstanding obligations on account of the Series A Notes and the Series B Notes (including all of such aggregate obligations then outstanding) as directed by the Repo Purchaser after consultation with the Note A Indenture Trustee and the Note B Indenture Trustee, in an effort to secure title to and ownership of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as the case may be, absent a third-party bid for such assets satisfactory to the Repo Purchaser. The Collateral Agent shall otherwise conduct such sale and bidding process as the Collateral Agent may be authorized and directed in any written direction actually received by the Collateral Agent from the Repo Purchaser, after consultation with the Note A Indenture Trustee and the Note B Indenture Trustee. To the extent that the Collateral Agent, acting on behalf of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee pursuant to the terms hereof, is the successful bidder at any such sale of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, such collateral and the Proceeds thereof, including any Distributions thereon, shall be held and disposed of in accordance with the applicable provisions of Article VI above.

     (b) Determination of Deficiency Claims. In connection with any disposition of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral incident to a Disposition Default where any resulting deficiency claim to be held against CMI by each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee on account of any unpaid Repo Obligations and obligations then outstanding on account of the Series A Notes and the Series B Notes is not determined pursuant to the terms and conditions applicable to a Repo Disposition under the Repo Agreement or the provisions applicable under the Foreclosure Agreement, the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee hereby agree that the following terms and procedures will be applicable in order to determine the values of their respective interests in the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as the case may be, for the purpose of allocating debt obligations bid at foreclosure in connection with determining any deficiency claims (or where applicable, any obligation to account for "surplus value") that the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee, as appropriate, shall then and thereafter have against CMI on account of any unpaid Repo Obligations, the then outstanding obligations on account of the Series A Notes and the then outstanding obligations on account of the Series B Notes:

     (i) Arm's Length Sale. In the event that the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as the case may be, is disposed of by means of an Arm's Length Sale to any buyer other than the Indenture Trustees upon the occurrence of a Disposition Default, the proceeds of such sale shall be allocated among the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee as provided for in Article VI, Section (b)(i) or Section
(c)(i) above, as applicable, and the value of the interests of each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee in such disposed collateral for the purpose of determining any deficiency claims (or, where applicable, any obligation to account for "surplus value") any of the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee shall then and thereafter have against CMI shall be equal to the actual cash proceeds received by each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee resulting from such sale.

     (ii) Deemed Sale. In the event that the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, is disposed of by means of a Deemed Sale upon the occurrence of a Disposition Default, wherein the Collateral Agent "credit bids" all or any portion of the then unpaid amount of the Repo Obligations and the then outstanding obligations on account of the Series A Notes and the Series B Notes, the aggregate amount of such obligations so "credit bid" by the Collateral Agent in order to effect the Deemed Sale of the CBO-2 Collateral, the Combined Collateral, or the CBO REIT Stock Collateral, as the case may be, shall be allocated in the following manner among the unpaid Repo Obligations owing to the Repo Purchaser, the outstanding obligations on account of the Series A Notes and the outstanding obligations on account of the Series B Notes, solely for purposes of determining the deficiency claim (or, where applicable, any obligation to account for "surplus value") that each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee shall then and thereafter have against CMI on account of the Repo Obligations and the outstanding obligations on account of the Series A Notes and the Series B Notes:

     (A) CBO-2 Collateral. In connection with any Deemed Sale of the CBO-2 Collateral effectuated by means of an actual foreclosure sale where the Collateral Agent successfully "credit bids" for the CBO-2 Collateral, the aggregate amount of such "credit bid" shall be allocated among the unpaid Repo Obligations, the outstanding obligations evidenced by the Series A Notes and the outstanding obligations evidenced by the Series B Notes based upon the amounts of each of such debt obligations outstanding at the date of the Deemed Sale of the CBO-2 Collateral, on the one hand, relative to the total amount of such debt obligations then outstanding, on the other hand; provided, however, that the amount of the obligations then deemed outstanding on account of the Series A Notes and the Series B Notes shall be reduced by any Proceeds previously actually realized and applied on account of the Series A Notes and the Series B Notes from a disposition of all or part of the Miscellaneous Collateral or, if no such disposition of all or part of the Miscellaneous Collateral has occurred prior to the date of determination of the outstanding debt obligations, by the net book value for such assets as reflected on the books and records of CMI for the most recently concluded reporting period. Upon the allocation of the aggregate obligations "credit bid" by the Collateral Agent in connection with the Deemed Sale of the CBO-2 Collateral, as hereinabove provided, the deficiency claim of each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee against CMI arising on account of such Deemed Sale shall be the difference, in each case, between the amount of such "credit bid" allocated to the Repo Obligations or the outstanding obligations evidenced by the Series A Notes and the Series B Notes, respectively, on the one hand, and the unpaid balance of the Repo Obligations and the outstanding obligations evidenced by the Series A Notes and the Series B Notes, respectively, on the other hand, as of the date of such Deemed Sale. Anything herein to the contrary notwithstanding, each of the Note A Indenture Trustee and the Note B Indenture Trustee may elect not to participate in the "credit bid" procedure for a Deemed Sale of the CBO-2 Collateral by written notice to the Repo Purchaser and the Collateral Agent given not later than ten (10) Business Days prior to the date of the actual foreclosure sale of the CBO-2 Collateral, whereupon such Indenture Trustee shall retain its full deficiency claim against CMI on account of the outstanding obligations evidenced by the applicable Notes without regard to the Deemed Sale of the CBO-2 Collateral, shall not have any beneficial ownership interest in the Deemed Sale Entity or the CBO-2 Collateral, shall continue to be obligated to release the CBO-2 Collateral from such Indenture Trustee's security interest therein, as required by Article VI, Section (b)(ii) above, and shall forfeit any and all rights to any Proceeds thereafter realized on the CBO-2 Collateral to which such Indenture Trustee would otherwise be entitled pursuant to the provisions of Article VI, Section (b)(ii) above.

     (B) Combined Collateral or CBO REIT Stock Collateral. In connection with the effectuation of a Deemed Sale of the Combined Collateral or the

CBO REIT Stock Collateral, as applicable, by means of a disposition other than pursuant to the terms and conditions applicable to a Repo Disposition under the Repo Agreement or the procedures applicable under the Foreclosure Agreement where the Collateral Agent successfully "credit bids" for such assets on behalf of the Repo Purchaser and the Indenture Trustees, the aggregate amount of such "credit bid" shall be allocated among the outstanding Repo Obligations and the outstanding obligations evidenced by the Series A Notes and the Series B Notes, based upon the relative value of the CBO-2 Collateral, on the one hand, and the CBO-1/Nomura Collateral, on the other hand, as determined pursuant to the terms and conditions of Article VI, Section (c)(iv) above, without any adjustment for the value of or Proceeds realized upon the disposition of all or part of the Miscellaneous Collateral. Upon the allocation of the aggregate obligations "credit bid" by the Collateral Agent in connection with the Deemed Sale of the Combined Collateral or the CBO REIT Stock Collateral, as hereinabove provided, the deficiency claim of each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee, against CMI arising on account of such Deemed Sale shall be in an amount equal to the difference between the amount of such "credit bid" allocated to the Repo Obligations or the outstanding obligations evidenced by the Series A Notes and the Series B Notes, on the one hand, and the unpaid balance of the Repo Obligations and the outstanding obligations evidenced by the Series A Notes and the Series B Notes as of the date of such Deemed Sale, on the other hand.

     (c) Repo Disposition of CBO REIT Stock Collateral. Whenever in this Article VII or elsewhere in this Agreement reference is made to a Repo Disposition under the Repo Agreement relative to the CBO REIT Stock Collateral, such reference is to any "taking" or retention of the CBO REIT Stock Collateral by the Repo Purchaser, as owner thereof, to the exclusion or termination of any rights or entitlements of CMI with respect to the CBO REIT Stock Collateral, pursuant to the Repo Agreement. In connection with any such Repo Disposition, the Repo Agreement sets forth a mechanism to determine the valuation of the CBO REIT Stock Collateral and the respective interests of each of the Repo Purchaser and the Note A Indenture Trustee and the Note B Indenture Trustee therein for purposes of determining the deficiency claim (or, where applicable, any obligation to account for "surplus value") that each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee shall then and thereafter have against CMI on account of the Repo Obligations and the outstanding obligations on account of the Series A Notes and the Series B Notes.

     Specifically, the Repo Agreement provides that, in the first instance, the Repo Purchaser may, at its option, deliver to CMI a written statement setting forth a proposal as to the Repo Purchaser's determination of the market value of the CBO REIT Stock Collateral and the CBO-1/Nomura Collateral, which determination is to be made after consultation between the Repo Purchaser and the Indenture Trustees as to such values. In this regard, the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee hereby agree that in the event that the Repo Purchaser elects to seek a determination of the then market value of the CBO REIT Stock Collateral and the CBO-1/Nomura Collateral by agreement with CMI pursuant to the provisions of the Repo Agreement, the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee shall, in good faith, proceed to negotiate a mutually acceptable valuation of the

CBO REIT Stock Collateral, the CBO-1/Nomura and the CBO-2 Collateral. In the event the Repo Purchaser and the Indenture Trustees are able to reach agreement as to the market value of such collateral within a reasonable period of time, the Repo Purchaser shall be authorized to proffer such valuations to CMI in an effort to reach consensual agreement with CMI as to the market value of the CBO REIT Stock Collateral and the CBO-1/Nomura Collateral in connection with a Repo Disposition pursuant to the Repo Agreement. In the event the Repo Purchaser and the Indenture Trustees are unable to reach agreement on such valuations within a reasonable time, the Repo Purchaser shall forego its efforts to reach consensual agreement with CMI as to the market value of the CBO REIT Stock Collateral and the CBO-1/Nomura Collateral, and the Repo Purchaser shall, instead, proceed to determine the market value of such collateral by the appraisal methodology provided therefore in the Repo Agreement, subject to the following procedures hereby agreed to by the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee.

     The Repo Agreement sets forth a procedure whereby the Repo Purchaser shall select and advise CMI in writing of its selection of three (3) then designated Qualified CMBS Institutions to determine the valuation of the CBO REIT Stock Collateral and the valuation of the CBO-2 Collateral and the CBO-1/Nomura
Collateral held by CBO REIT. Upon receipt of such notification of the designation of such three (3) Qualified CMBS Institutions selected by the Repo Purchaser, CMI is to advise the Repo Purchaser, in writing, of its selection of one (1) of such three (3) designated Qualified CMBS Institutions, who shall then determine the valuation of the CBO REIT Stock Collateral, the CBO-2 Collateral and the CBO-1/Nomura Collateral. In connection with such determination of the valuation of the CBO REIT Stock Collateral and of the respective interests of the Repo Purchaser in the CBO-2 Collateral and the Note A Indenture Trustee and the Note B Indenture Trustee in the CBO-1/Nomura Collateral and the selection of the three (3) Qualified CMBS Institutions for submission to CMI, the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee hereby agree as follows:

     (i) Selection of Qualified CMBS Institutions. In connection with the selection of the three (3) Qualified CMBS Institutions for submission to CMI as part of the Repo Disposition provided for in the Repo Agreement, the Repo Purchaser shall first advise the Note A Indenture Trustee and the Note B Indenture Trustee, in writing, of the three (3) Qualified CMBS Institutions that the Repo Purchaser proposes to proffer to CMI for the approval of the Indenture Trustees. Within five (5) Business Days after receipt of such written designation of the three (3) proposed Qualified CMBS Institutions, the Note A Indenture Trustee and the Note B Indenture Trustee shall jointly advise the Repo Purchaser, in writing, as to whether the Indenture Trustees accept or object to one or more of such designated Qualified CMBS Institutions. If the Indenture Trustees fail to deliver such written response within said five (5) Business Day period, the Indenture Trustees shall be deemed to have accepted the Repo Purchaser's designation of such three (3) Qualified CMBS Institutions. If the Indenture Trustees timely object to one or more of the three (3) Qualified CMBS Institutions proposed by the Repo Purchaser, the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee shall, in good faith, proceed to engage in discussions to arrive at a mutually agreed upon three (3) Qualified CMBS Institutions for submission to CMI;

provided, however, that in the event the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee are unable to reach agreement on such three (3) Qualified CMBS Institutions within three (3) Business Days of the commencement of such discussions, the Repo Purchaser shall designate two (2) Qualified CMBS Institutions and the Note A Indenture Trustee and the Note B Indenture Trustee, jointly, shall designate one (1) Qualified CMBS Institution and the resulting list of three (3) Qualified CMBS institutions shall be submitted to CMI for the selection of the one (1) Qualified CMBS Institution that shall thereupon proceed to determine the value of the CBO REIT Stock Collateral and the CBO-2 Collateral and the CBO-1/Nomura Collateral, as provided for in the Repo Agreement, for purposes of determining the deficiency claim (or, where applicable, any obligation to account for "surplus value") that each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee shall then and thereafter have against CMI on account of the Repo Obligations and the outstanding obligations on account of the Series A Notes and the Series B Notes.

     (ii) Agreement on Determination of Deficiency Claims. In connection with any Repo Disposition undertaken by the Repo Purchaser pursuant to the terms and conditions of the Repo Agreement where the value of the CBO REIT Stock Collateral, the value of the Repo Purchaser's interest in the CBO-2 Collateral, and the value of the Indenture Trustees' interest in the CBO-1/Nomura Collateral are determined either consensually by the Repo Purchaser and CMI pursuant to the second paragraph of this Article VII, Section (c), or by the Qualified CMBS Institution selected by CMI as set forth in this Article VII, Section (c)(i) above, the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee agree that such determinations of value will be binding on each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee for the purpose of determining each party's deficiency claim against CMI resulting from such Repo Disposition; that is, the deficiency claim of each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee against CMI arising on account of such Repo Disposition shall be the difference in each case between the value allocated to each of the CBO-2 Collateral and the CBO-1/Nomura Collateral, on the one hand, and the unpaid Repo Obligations or the outstanding obligations evidenced by the Series A Notes and the Series B Notes, as applicable, on the other hand, as of the date of such Repo Disposition.

     (iii) Release of Liens and Exchange for Beneficial Interest in Deemed Sale Entity. Upon the determination of the value of the Repo Purchaser's interest in the CBO-2 Collateral and the Indenture Trustees' interest in the CBO-1/Nomura Collateral incident to a Repo Disposition under the Repo Agreement, as referenced in this Article VII, Section (c), the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee hereby agree that the Repo Purchaser shall pay to the Indenture Trustees cash in an amount equal to the lesser of (x) the value of the CBO-1/Nomura Collateral as so determined and (y) the aggregate obligations then outstanding evidenced by the Series A Notes and the Series B Notes, as consideration for the release and removal of all of the respective liens and security interests of (or for the benefit of) the Note A Indenture Trustee and the Note B Indenture Trustee in and on the CBO REIT Stock Collateral, whereupon the Indenture Trustees shall remit such cash payment to the Repo Purchaser in consideration for their resulting beneficial ownership interest in the Deemed Sale

Entity acquiring the CBO REIT Stock Collateral free and clear of all liens and security interests of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee, as provided in Article VI hereof.

                                  ARTICLE VIII

                            REPO PURCHASER COVENANTS

     Notwithstanding anything to the contrary in this Agreement, the Repo Agreement, the RP Security Instruments, or otherwise, the Repo Purchaser agrees as follows:

     (a) Special Servicing Rights. In the event that the Repo Purchaser shall become entitled to appoint and/or direct the actions of each Person (a "Special Servicer") that will exercise all special servicing and related control rights (the "Special Servicing Rights") with respect to all mortgage loans underlying the CBO-2 Collateral and the CBO-1/Nomura Collateral, the Repo Purchaser shall not enter into any agreement or arrangement with any such Special Servicer that does not terminate at such time as either Indenture Trustee, or the Indenture Trustees jointly, on behalf of the respective Noteholders, succeed to the Repo Purchaser's rights to appoint and direct such Special Servicer.

     (b) Hypothecation of CBO REIT Stock Collateral. The Repo Purchaser shall not sell, transfer, pledge, hypothecate or otherwise dispose of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral except in connection with (i) a Permitted Refinancing, (ii) any sale by the Repo Purchaser (or any Beneficial Purchaser) of all or any portion of (or interest in) the Repo Obligations, subject to the terms and conditions of this Agreement, or (iii) as otherwise provided in this Agreement, so long as any obligations shall remain outstanding under the Series A Notes and the Series B Notes, without the prior written consent of the Indenture Trustees in each instance, whether during the Deemed Sale Period or otherwise.

                                   ARTICLE IX

                                  MISCELLANEOUS

     (a) Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof, and may be modified only by an instrument in writing signed by all parties hereto.

     (b) No Waiver. Any party's failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be cumulative and not exclusive. The knowledge by any party of any breach or other non-observance by any other party of any term of this Agreement shall not constitute knowledge or a waiver thereof by any other party.

     (c) Headings. Article and Section headings used in this Agreement are for convenience only, and shall not be deemed to constitute a part of this Agreement or affect the meaning of any provision of this Agreement.

     (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     (e) Binding Effect. This Agreement shall be binding upon and inure to the benefit of parties hereto and their respective successors and permitted assigns. Without in any way limiting the generality of the foregoing and notwithstanding anything herein to the contrary, all of the agreements contained herein by the Note A Indenture Trustee and the Note B Indenture Trustee shall be binding upon all current and all subsequent holders of the Series A Notes and the Series B Notes.

     (f) No Third Beneficiary. Nothing in this Agreement, express or implied, shall give to CMI and its affiliates or any other Person which is not a party to this Agreement and their respective successors and assigns, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

     (g) Consent to Jurisdiction. Any legal action or proceeding brought by any of the parties to this Agreement with respect to the subject matter hereof, including without limitation any lawsuit by the Note A Indenture Trustee, the Note B Indenture Trustee or any Noteholders against the Repo Purchaser on account of any purported breach of its obligations under this Agreement, the Security Agreement, the Repo Agreement, the RP Security Instruments or any of the transactions thereunder, or otherwise, shall only be brought either in the courts of the State of New York located in the Borough of Manhattan or in the United States District Court for the Southern District of New York. Each of the parties hereto hereby expressly and irrevocably accepts and consents to the subject matter hereof for itself, and in respect of its properties, generally and unconditionally, to the jurisdiction of the aforesaid courts in any such legal action or proceeding. Each of the parties hereto hereby irrevocably waives, in connection with any such action or proceeding, any objection to such courts' exercise of such jurisdiction, including, without limitation, any objection to personal jurisdiction, improper venue or forum non conveniens and irrevocably consents to the service of process in any such action or proceeding by delivery to the addresses and in the manner set forth in Section (i) of this
Article IX.

     (h) No Conflict. In the event of any conflict or inconsistency between the provisions of this Agreement, on the one hand, and the provisions of any of the Security Documents, the Note A Indenture, the Note B Indenture, and the Repo Agreement on the other hand, the provisions of this Agreement shall govern and control as between or among any two or more of the parties hereto.

     (i) Notices. All notices, requests and other communications pursuant to this Agreement shall be in writing, by letter (delivered by hand or commercial messenger service or sent by certified or registered mail, return receipt requested), addressed to each party hereto as follows, or to such other person and at such other place as each such party may from time to time designate in a notice given in accordance with the provisions of this Subsection (i):

     (i) If to the Repo Purchaser

                           Merrill Lynch International (Acting through its Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated)
                           c/o Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated
                           4 World Financial Center, 22nd Floor
                           New York, NY  10080
                           Attention:  Joshua A. Green

                           with copies to:

                           Deutsche Bank AG, New York Branch
                           c/o Deutsche Banc Alex. Brown Inc.
                           31 West 52nd Street
                           New York, NY  10019
                           Attention:  Messrs. Jon A. Vaccaro and
                           Eric M. Schwartz

                           and to

                           Wachtell, Lipton, Rosen & Katz
                           51 West 52nd Street
                           New York, NY  10019
                           Attention:  Michael B. Benner, Esq.

                           and to

                           Brown & Wood, L.L.P.
                           One World Trade Center
                           New York, NY  10048
                           Attention:  Jonathan Williams, Esq.
                           William M. Goldman, Esq.

                  (ii)     If to the Note A Indenture Trustee:

                           Wells Fargo Bank Minnesota, National Association Sixth and Marquette; MAC N9303-120
                           Minneapolis, MN  55479
                           Attention:  Corporate Trust Services
                           with copies to:

                           Pillsbury Winthrop LLP
                           One Battery Park Plaza
                           New York, NY  10004
                           Attention:  Jeffrey J. Delaney, Esq.

                  (iii)    If to the Note B Indenture Trustee:

                           Wells Fargo Bank Minnesota, National Association Sixth and Marquette; MAC N9303-120
                           Minneapolis, MN  55479
                           Attention:  Corporate Trust Services

                           with copies to:

                           Pillsbury Winthrop LLP
                           One Battery Park Plaza
                           New York, NY  10004
                           Attention:  Jeffrey J. Delaney, Esq.

                  (iv)     If to the Collateral Agent:

                           Merrill Lynch, Pierce, Fenner & Smith Incorporated Global Asset Lending and Finance Operations
                           101 Hudson Street
                           Jersey City, NJ  07302
                           Attention:  Gene Nagotko

                           with copies to:

                           Brown & Wood, L.L.P.
                           One World Trade Center
                           New York, NY  10048
                           Attention:  Jonathan Williams, Esq.
                           William M. Goldman, Esq.

     Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or such commercial messenger service to such party at its address specified above, or, if sent by certified or registered mail, return receipt requested, on the third Business Day after the day deposited in the mail, postage prepaid. As used herein, commercial messenger service shall include FedEx and similar overnight delivery services.

     (j) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same agreement.





















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


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

         MERRILL LYNCH INTERNATIONAL

         By MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED As Agent for Merrill Lynch International

         By____________________________
                  Name:
                  Title:


         MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
         As Collateral Agent

         By____________________________
                  Name:
                  Title:


         WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee under the
           Note A Indenture dated as of
           April ____, 2001

         By_____________________________
                  Name:
                  Title:



         WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee under the
           Note B Indenture dated as of
           April ___, 2001

         By______________________________
                  Name:
                  Title:

                                    EXHIBIT A

                           QUALIFIED CMBS INSTITUTIONS


                                            Lehman Brothers
                                            Morgan Stanley
                                            C.S. First Boston
                                            J.P. Morgan Chase
                                            Bear Stearns